                             MONY SERIES FUND, INC.

                                   PROSPECTUS
                               DATED MAY 1, 2001

MONY Series Fund, Inc. provides a wide range of investment options through its seven separate portfolios. The portfolios are:

                            EQUITY INCOME PORTFOLIO

                            EQUITY GROWTH PORTFOLIO

                        INTERMEDIATE TERM BOND PORTFOLIO

                            LONG TERM BOND PORTFOLIO

                        GOVERNMENT SECURITIES PORTFOLIO

                             MONEY MARKET PORTFOLIO

                             DIVERSIFIED PORTFOLIO

MONY SERIES FUND, INC. PORTFOLIOS ARE NOT AVAILABLE DIRECTLY TO INDIVIDUAL INVESTORS BUT MAY BE OFFERED ONLY THROUGH CERTAIN INSURANCE PRODUCTS AND PENSION AND RETIREMENT PLANS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT JUDGED THIS FUND FOR INVESTMENT MERIT. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             MONY SERIES FUND, INC.
                                   PROSPECTUS
                               DATED MAY 1, 2001

     NO PERSON MAY GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF ANY OTHER INFORMATION IS GIVEN OR OTHER REPRESENTATIONS ARE MADE, YOU MUST NOT RELY ON THEM AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                              PAGE
                                                              ----
THE FUND....................................................    1
  Portfolio Information Key.................................    1
  Equity Income Portfolio...................................    2
  Equity Growth Portfolio...................................    4
  Intermediate Term Bond Portfolio..........................    6
  Long Term Bond Portfolio..................................    8
  Government Securities Portfolio...........................   10
  Money Market Portfolio....................................   12
  Diversified Portfolio.....................................   14
  Financial Highlights......................................   16
MANAGEMENT OF THE FUND......................................   23
  Investment Adviser........................................   23
  Custodian, Transfer Agent and Dividend Disbursing Agent...   24
  Legal Proceedings.........................................   25
PURCHASE AND REDEMPTION OF SHARES...........................   25
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................   25
SHARES IN THE FUND..........................................   26
THE ACCOUNTS AND THE CONTRACTS..............................   27
STATE LAW RESTRICTIONS......................................   27
DETERMINATION OF NET ASSET VALUE............................   28
  Valuation of Equity Income and Equity Growth Portfolios...   29
  Valuation of Intermediate Term Bond, Long Term Bond and
     Government Securities Portfolios.......................   29
  Valuation of Money Market Portfolio.......................   29
  Valuation of Diversified Portfolio........................   30
Appendix A..................................................  A-1
Appendix B..................................................  B-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    THE FUND

     MONY Series Fund, Inc. (the "Fund") currently has seven (7) separate portfolios. Each portfolio is in effect a separate investment fund for investment and federal tax purposes. In other respects the Fund is treated as one entity. For more detailed information, see "Shares in the Fund," at page 26. Information on each of the portfolios of the Fund is provided below.

PORTFOLIO INFORMATION KEY

  Investment Objective

     The portfolio's particular investment goals.

  Investment Strategies

     The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the portfolio invests.

  Risk Factors

     The major risk factors associated with the portfolio.

  Investment Adviser Fees

     The investment adviser fee charged for services performed for each portfolio.

  Portfolio Management

     The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the portfolio's day-to-day management.

  Performance Bar Chart and Table

     Provides information on returns over a period of time.

  Financial Highlights

     A table showing the Portfolio's financial performance for up to ten years, by portfolio. A bar chart showing total return allows you to compare the Portfolio's historical risk level to those of other funds.

EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The investment objective is capital appreciation combined with a high level of current income. The investment objectives may only be changed with shareholder approval.

INVESTMENT STRATEGIES This is a stock portfolio that invests in companies with above average dividend yields. Dividend yield relative to the Standard and Poor's ("S&P") 500 Index average is used as a discipline and measure of value in selecting stocks for the portfolio. To qualify for purchase a stock's yield must be greater than the S&P yield. The effect of this discipline is that a stock whose price rises faster than its dividend increases, is sold. They will generally be listed on the New York Stock Exchange, although some may be traded over-the-counter. Primarily the fund will be invested in common stocks, but some convertible instruments and short-term obligations may be used. The portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short-term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the portfolio to meet its objective.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover would cause the portfolio to incur additional transaction costs.

RISK FACTORS Stocks that have above average yields generally have larger market capitalizations, are more mature and should be less volatile than those held in the Equity Growth Portfolio. A high dividend yield provides some current income, represents a measure of value and generally dampens price volatility. Even though the portfolio's stocks may be less volatile than the market, during periods of market decline they will also decline. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Equity Income Portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing how the portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.

[EQUITY INCOME BAR CHART]

                                                                        EQUITY INCOME PORTFOLIO
                                                                        -----------------------
1991                                                                             20.31%
1992                                                                             10.31%
1993                                                                             14.14%
1994                                                                              0.78%
1995                                                                             33.12%
1996                                                                             19.76%
1997                                                                             31.26%
1998                                                                             12.63%
1999                                                                              8.04%
2000                                                                              6.07%

During the ten-year period shown in the bar chart, the highest return for a quarter was 16.14% (quarter ending June 30, 1997) and the lowest return for a quarter was -9.54% (quarter ending September 30, 1998).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2000)                 1 YEAR       5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------
 Equity Income Portfolio                                     6.07%      15.20%        15.22%
-----------------------------------------------------------------------------------------------
 S & P 500 Index*                                           -9.11%      18.32%        17.45%
-----------------------------------------------------------------------------------------------

---------------
* This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT   MONY Life Insurance Company of America manages the
portfolio. Investment decisions are made by a committee.

EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The investment objective is capital appreciation. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES This is a stock portfolio that invests in companies with above average earnings growth. The primary consideration in stock selection is the rate of earnings growth relative to the price. The portfolio seeks companies that have a specific advantage (products, patents, sales force, management etc.) which enables them to grow at a superior pace. They generally achieve their sales growth by selling more units, rather than depending on price increases alone. As many of the fastest growing companies currently are traded over-the-counter, this portfolio will have correspondingly larger holdings of over-the-counter stocks. The portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the portfolio to meet its objective.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover would cause the portfolio to incur additional transaction costs.

RISK FACTORS In addition to general market risk, because this portfolio holds smaller, newer companies that operate in fast changing environments, it will be more volatile in both rising and falling markets. Stocks that have higher earnings growth rates are generally in newer, more dynamic industries. They reinvest earnings in the business rather than pay dividends and sell at higher price to earnings ratios. Expectations are higher with these companies and their investors want them to demonstrate quarter by quarter increases and can be quick to sell if they disappoint. Individual stock risk and reward will be greater than in the Equity Income Portfolio. The loss of money is a risk of investing in the Portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Equity Growth Portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing how the portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.

[EQUITY GROWTH PORTFOLIO BAR CHART]

                                                                        EQUITY GROWTH PORTFOLIO
                                                                        -----------------------
1991                                                                             34.66%
1992                                                                             -0.84%
1993                                                                              9.71%
1994                                                                              2.15%
1995                                                                             30.54%
1996                                                                             20.95%
1997                                                                             30.68%
1998                                                                             25.46%
1999                                                                             37.98%
2000                                                                             -8.46%

During the ten-year period shown in the bar chart, the highest return for a quarter was 22.27% (quarter ending December 31, 1999) and the lowest return for a quarter was -9.42% (quarter ending September 30, 1998).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2000)                 1 YEAR       5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------
 Equity Growth Portfolio                                    -8.46%      20.16%        17.20%
-----------------------------------------------------------------------------------------------
 S & P 500 Index*                                           -9.11%      18.32%        17.45%
-----------------------------------------------------------------------------------------------

---------------
* This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

INTERMEDIATE TERM BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE This bond portfolio seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. The portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Corporate Index and competing funds. All securities in the portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of four to eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover would cause the portfolio to incur additional transaction costs.

RISK FACTORS As with any fixed-income fund, the value of investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to a movement in interest rates. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independent of interest rate changes, depending on the market evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing how the portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.

[INTERMEDIATE TERM BOND PORTFOLIO BAR CHART]

                                                                   INTERMEDIATE TERM BOND PORTFOLIO
                                                                   --------------------------------
1991                                                                             15.27%
1992                                                                              6.85%
1993                                                                              7.84%
1994                                                                             -1.52%
1995                                                                             14.82%
1996                                                                              3.69%
1997                                                                              7.70%
1998                                                                              7.44%
1999                                                                              0.23%
2000                                                                              7.94%

During the ten-year period shown in the bar chart, the highest return for a quarter was 5.02% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2000)                    1 YEAR      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------
 Intermediate Term Bond Portfolio                              7.94%       5.36%        6.91%
-----------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate Gov/Corp Index*                 10.11%       6.11%        7.36%
-----------------------------------------------------------------------------------------------

---------------
* This index includes securities issued by the U.S. Government and its agencies, and publicly issued U.S. Corporate and Yankee debentures and secured notes meeting minimum quality and issuance requirements and having a maturity of more than 1 year but less than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

LONG TERM BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE This bond portfolio seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The portfolio's benchmark objectives are to outperform the Lehman Brothers Long Government/Corporate Index and other competing funds. The investment objectives may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. The portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. All securities in the portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of longer than eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover would cause the portfolio to incur additional transaction costs.

RISK FACTORS As with any fixed-income fund, the value of the investments in the portfolio can be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the portfolio will invest only in investment-grade securities, market prices for those securities can still vary independent of interest rate changes, depending on the market evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing how the portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.

[LONG TERM BOND PORTFOLIO BAR CHART]

                                                                       LONG TERM BOND PORTFOLIO
                                                                       ------------------------
1991                                                                             17.57%
1992                                                                              8.79%
1993                                                                             14.21%
1994                                                                             -6.14%
1995                                                                             30.04%
1996                                                                             -0.31%
1997                                                                             13.44%
1998                                                                             10.08%
1999                                                                             -7.60%
2000                                                                             15.61%

During the ten-year period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2000)                   1 YEAR      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------------
 Long Term Bond Portfolio                                    15.61%       5.87%        9.02%
----------------------------------------------------------------------------------------------
 Lehman Brothers Long Gov/Corp Index*                        16.15%       6.57%        9.60%
----------------------------------------------------------------------------------------------

---------------
* This index includes securities issued by the U.S. Government and its agencies, and publicly issued U.S. Corporate and Yankee debentures and secured notes meeting minimum quality and issuance requirements and having a maturity longer than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE This bond portfolio seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government Index and other competing funds. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the portfolio as a whole is expected to have an average maturity of four to eight years. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover would cause the portfolio to incur additional transaction costs.

RISK FACTORS   While the portfolio invests in securities of the highest possible credit quality, the value of those investments can still be expected to change with daily changes in the market level of interest rates. The portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. The U.S. Government or its agencies do not guarantee investments in the portfolio. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the portfolio's performance from year-to-year from May 1, 1991 to December 31, 2000 and by showing how the portfolio's average annual returns for one, five and since inception compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.

[GOVERNMENT SECURITIES PORTFOLIO BAR CHART]

                                                                    GOVERNMENT SECURITIES PORTFOLIO
                                                                    -------------------------------
1991                                                                              9.70%
1992                                                                              7.01%
1993                                                                              8.18%
1994                                                                             -2.68%
1995                                                                             10.89%
1996                                                                              3.62%
1997                                                                              7.18%
1998                                                                              6.85%
1999                                                                              0.66%
2000                                                                              9.70%

During the period since inception shown in the bar chart, the highest return for a quarter was 5.11% (quarter ending December 31, 1991) and the lowest return for a quarter was -1.87% (quarter ending March 31, 1992).

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                           SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 2000)               1 YEAR      5 YEARS         INCEPTION
-------------------------------------------------------------------------------------------------
 Government Securities Portfolio                          9.70%       5.56%            6.36%
-------------------------------------------------------------------------------------------------
 Lehman Brothers Intermediate US Gov Index*              10.47%       6.19%            7.09%
-------------------------------------------------------------------------------------------------

---------------
* This index includes securities issued by the U.S. Government and its agencies having a maturity of more than 1 year but less than 10 years. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE   The portfolio seeks to maximize current income while
preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES   To pursue its investment objective, the portfolio
invests primarily in high quality short-term money market instruments. The portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the portfolio will be 90 days or less. These securities include commercial paper, bankers' acceptances, certificates of deposit, time deposits, and other debt obligations. The portfolio holds fixed and floating interest rate instruments. The portfolio generally does not hold more than 5% of its assets in any one issuer.

RISK FACTORS   As with any money market fund, the fund will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the fund. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.40% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing the portfolio's average annual returns for one, five and ten years. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance.

How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Assumes reinvestment of dividends.

[MONEY MARKET PORTFOLIO BAR CHART]

                                                                         DIVERSIFIED PORTFOLIO
                                                                         ---------------------
1991                                                                             5.74%
1992                                                                             3.38%
1993                                                                             2.78%
1994                                                                             3.89%
1995                                                                             5.64%
1996                                                                             5.12%
1997                                                                             5.27%
1998                                                                             5.25%
1999                                                                             4.98%
2000                                                                             6.11%

During the ten-year period shown in the bar chart, the highest return for a quarter was 1.64% (quarter ending March 31, 1991) and the lowest return for a quarter was 0.66% (quarter ending June 30, 1993).

---------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2000)                      1 YEAR      5 YEARS       10 YEARS
---------------------------------------------------------------------------------------------------
 Money Market Portfolio                                          6.11%       5.34%         4.81%
---------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Diversified Portfolio seeks to maximize income and capital appreciation. The investment objective may only be changed with shareholder approval.

INVESTMENT STRATEGIES The portfolio invests in a diversified mix of common stocks of U.S. and foreign companies, investment-grade corporate and government bonds, and money-market instruments. The mix of securities in the portfolio will reflect the relative attractiveness of stocks, bonds, or money-market instruments as determined by the portfolio manager. The portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the portfolio. Since the only shareholders of the portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher portfolio turnover would cause the portfolio to incur additional transaction costs.

RISK FACTORS The value of the investments in the portfolio will fluctuate with movements in the stock and bond markets depending on the portfolio mix selected by the manager. The loss of money is a risk of investing in the portfolio.

INVESTMENT ADVISER FEE Annual rate of 0.50% of the first $400 million, 0.35% of the next $400 million, and 0.30% in excess of $800 million of the portfolio's aggregate average daily net assets.

PERFORMANCE BAR CHART AND TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Diversified Portfolio by showing changes in the portfolio's performance from year-to-year over a ten-year period and by showing how the portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included they would have reduced performance. How the portfolio has performed in the past is not necessarily an indication of how the portfolio will perform in the future. Assumes reinvestment of dividends.

[DIVERSIFIED PORTFOLIO BAR CHART]

                                                                         DIVERSIFIED PORTFOLIO
                                                                         ---------------------
1991                                                                             20.34%
1992                                                                              0.99%
1993                                                                             10.92%
1994                                                                              1.03%
1995                                                                             26.32%
1996                                                                             14.44%
1997                                                                             24.97%
1998                                                                             23.69%
1999                                                                             30.53%
2000                                                                             -6.55%

During the ten-year period shown in the bar chart, the highest return for a quarter was 17.47% (quarter ending December 31, 1999) and the lowest return for a quarter was -7.10% (quarter ending September 30, 1998).

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2000)                 1 YEAR       5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------
 Diversified Portfolio                                      -6.55%      16.63%       14.02%
---------------------------------------------------------------------------------------------
 S & P 500 Index*                                           -9.11%      18.32%       17.45%
---------------------------------------------------------------------------------------------

---------------
* This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.

PORTFOLIO MANAGEMENT MONY Life Insurance Company of America manages the portfolio. Investment decisions are made by a committee.

EQUITY INCOME PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below are highlights of the operations of the Equity Income Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 2000 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

                              FINANCIAL HIGHLIGHTS

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                   -----------------------------------------------
                                                    2000      1999      1998      1997      1996
                                                   -------   -------   -------   -------   -------
Net asset value, beginning of period.............  $ 23.42   $ 25.95   $ 27.10   $ 23.44   $ 19.61
                                                   -------   -------   -------   -------   -------
Income from investment operations:
  Net investment income (loss)...................     0.32(a)    0.38(a)    0.78    0.61      0.98
  Net realized and unrealized gain (loss) on
    investments..................................     0.68      1.90      2.62      5.96      2.89
                                                   -------   -------   -------   -------   -------
    Total from investment operations.............     1.00      2.28      3.40      6.57      3.87
                                                   -------   -------   -------   -------   -------
  Dividends from net investment income...........    (0.39)    (0.51)    (0.88)    (1.00)    (0.04)
    Distributions from net capital gains.........    (3.25)    (4.30)    (3.67)    (1.91)       --
                                                   -------   -------   -------   -------   -------
    Total distributions..........................    (3.64)    (4.81)    (4.55)    (2.91)    (0.04)
                                                   -------   -------   -------   -------   -------
Net asset value, end of period...................  $ 20.78   $ 23.42   $ 25.95   $ 27.10   $ 23.44
                                                   =======   =======   =======   =======   =======
    Total return.................................     6.07%     8.04%    12.63%    31.26%    19.76%
Net assets, end of period (000)..................  $16,993   $18,460   $19,801   $20,721   $18,572
Ratio of expenses (excluding expense reduction)
  to average net assets..........................     0.73%     0.70%     0.76%     0.59%     0.55%
Ratio of expenses to average net assets..........     0.72%     0.70%     0.75%     0.58%     0.54%
Ratio of net investment income (loss) (excluding
  expense reduction) to average net assets.......     1.58%     1.56%     1.86%     2.20%     2.78%
Ratio of net investment income (loss) to average
  net assets.....................................     1.58%     1.57%     1.88%     2.20%     2.79%
Portfolio turnover...............................       31%       27%       28%       29%       29%

---------------

(a) Based on average shares outstanding.

EQUITY GROWTH PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Equity Growth Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 2000 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    FOR THE YEARS ENDED DECEMBER 31,
                                           --------------------------------------------------
                                            2000        1999       1998       1997      1996
                                           -------     -------    -------    ------    ------
Net asset value, beginning of period.....  $ 48.65     $ 38.20    $ 36.08    $30.37    $25.11
                                           -------     -------    -------    ------    ------
Income from investment operations:
  Net investment income (loss)...........    (0.04)(a)   (0.20)(a)    1.50     0.11      0.96
  Net realized and unrealized gain (loss)
     on investments......................    (3.03)      14.05       6.88      8.42      4.30
                                           -------     -------    -------    ------    ------
     Total from investment operations....    (3.07)      13.85       8.38      8.53      5.26
                                           -------     -------    -------    ------    ------
  Dividends from net investment income...       --          --      (1.62)    (0.96)       --
  Distributions from net capital gains...   (10.46)      (3.40)     (4.64)    (1.86)       --
                                           -------     -------    -------    ------    ------
     Total distributions.................   (10.46)      (3.40)     (6.26)    (2.82)       --
                                           -------     -------    -------    ------    ------
Net asset value, end of period...........  $ 35.12     $ 48.65    $ 38.20    $36.08    $30.37
                                           =======     =======    =======    ======    ======
     Total return........................    (8.46)%     37.98%     25.46%    30.68%    20.95%
Net assets, end of period (000)..........  $ 2,599     $ 3,362    $ 3,109    $2,799    $2,155
Ratio of expenses (excluding expense
  reduction) to average net assets.......     1.40%       1.49%      1.93%     1.33%     1.22%
Ratio of expenses to average net
  assets.................................     1.37%       1.46%      1.82%     1.23%     1.12%
Ratio of net investment income (loss)
  (excluding expense reduction) to
  average net assets.....................    (0.12)%     (0.53)%    (0.58)%    0.24%     0.53%
Ratio of net investment income (loss) to
  average net assets.....................    (0.10)%     (0.49)%    (0.48)%    0.34%     0.62%
Portfolio turnover.......................       41%         31%        38%       46%       44%

---------------
(a) Based on average shares outstanding.

INTERMEDIATE TERM BOND PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Intermediate Term Bond Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 2000 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                ---------------------------------------------------
                                                 2000       1999       1998       1997       1996
                                                -------    -------    -------    -------    -------
Net asset value, beginning of period..........  $ 10.82    $ 11.33    $ 11.12    $ 10.96    $ 10.57
                                                -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income (loss)................     0.62(a)    0.61(a)    0.51       0.63       0.62
  Net realized and unrealized gain (loss) on
    investments...............................     0.19      (0.59)      0.28       0.16      (0.23)
                                                -------    -------    -------    -------    -------
    Total from investment operations..........     0.81       0.02       0.79       0.79       0.39
                                                -------    -------    -------    -------    -------
  Dividends from net investment income........    (0.66)     (0.53)     (0.58)     (0.63)        --
  Distributions from net capital gains........       --         --         --         --         --
                                                -------    -------    -------    -------    -------
    Total distributions.......................    (0.66)     (0.53)     (0.58)     (0.63)        --
                                                -------    -------    -------    -------    -------
Net asset value, end of period................  $ 10.97    $ 10.82    $ 11.33    $ 11.12    $ 10.96
                                                =======    =======    =======    =======    =======
    Total return..............................     7.94%      0.23%      7.44%      7.70%      3.69%
Net assets, end of period (000)...............  $52,812    $55,595    $59,531    $44,217    $40,045
Ratio of expenses (excluding expense
  reduction) to average net assets............     0.61%      0.57%      0.62%      0.51%      0.48%
Ratio of expenses to average net assets.......     0.61%      0.57%      0.61%      0.51%      0.47%
Ratio of net investment income (loss)
  (excluding expense reduction) to average net
  assets......................................     5.86%      5.50%      5.60%      5.97%      5.87%
Ratio of net investment income (loss) to
  average net assets..........................     5.86%      5.50%      5.61%      5.98%      5.88%
Portfolio turnover............................       30%        40%        18%        79%        34%

---------------

(a) Based on average shares outstanding.

LONG TERM BOND PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Long Term Bond Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 2000 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------------
                                              2000         1999        1998       1997       1996
                                            --------     --------    --------    -------    -------
Net asset value, beginning of period......  $  12.32     $  14.17    $  13.64    $ 12.84    $ 12.88
                                            --------     --------    --------    -------    -------
Income from investment operations:
  Net investment income (loss)............      0.74(a)      0.74(a)     0.56       0.76       0.79
  Net realized and unrealized gain (loss)
    on investments........................      1.08        (1.80)       0.75       0.83      (0.83)
                                            --------     --------    --------    -------    -------
    Total from investment operations......      1.82        (1.06)       1.31       1.59      (0.04)
                                            --------     --------    --------    -------    -------
  Dividends from net investment income....     (0.87)       (0.53)      (0.72)     (0.79)        --
  Distributions from net capital gains....        --        (0.26)      (0.06)        --         --
                                            --------     --------    --------    -------    -------
    Total distributions...................     (0.87)       (0.79)      (0.78)     (0.79)        --
                                            --------     --------    --------    -------    -------
Net asset value, end of period............  $  13.27     $  12.32    $  14.17    $ 13.64    $ 12.84
                                            ========     ========    ========    =======    =======
    Total return..........................     15.61%       (7.60)%     10.08%     13.44%     (0.31)%
Net assets, end of period (000)...........  $102,733     $105,317    $122,957    $75,353    $62,099
Ratio of expenses (excluding expense
  reduction) to average net assets........      0.60%        0.55%       0.58%      0.49%      0.46%
Ratio of expenses to average net assets...      0.59%        0.55%       0.57%      0.49%      0.46%
Ratio of net investment income (loss)
  (excluding expense reduction) to average
  net assets..............................      6.02%        5.68%       5.50%      6.33%      6.40%
Ratio of net investment income (loss) to
  average net assets......................      6.02%        5.68%       5.50%      6.33%      6.40%
Portfolio turnover........................        19%          43%         41%        37%        60%

---------------

(a) Based on average shares outstanding.

GOVERNMENT SECURITIES PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Government Securities Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 2000 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                               ---------------------------------------------------
                                                2000       1999       1998       1997       1996
                                               -------    -------    -------    -------    -------
Net asset value, beginning of period.........  $ 10.91    $ 11.17    $ 10.89    $ 10.58    $ 10.21
                                               -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income (loss)...............     0.58(a)    0.56(a)    0.33       0.45       0.45
  Net realized and unrealized gain (loss) on
    investments..............................     0.42      (0.49)      0.39       0.28      (0.08)
                                               -------    -------    -------    -------    -------
    Total from investment operations.........     1.00       0.07       0.72       0.73       0.37
                                               -------    -------    -------    -------    -------
  Dividends from net investment income.......    (0.62)     (0.33)     (0.44)     (0.42)        --
  Distributions from net capital gains.......     0.00(b)    0.00(b)      --         --         --
                                               -------    -------    -------    -------    -------
    Total distributions......................    (0.62)     (0.33)     (0.44)     (0.42)        --
                                               -------    -------    -------    -------    -------
Net asset value, end of period...............  $ 11.29    $ 10.91    $ 11.17    $ 10.89    $ 10.58
                                               =======    =======    =======    =======    =======
    Total return.............................     9.70%      0.66%      6.85%      7.18%      3.62%
Net assets, end of period (000)..............  $53,409    $57,337    $54,615    $25,066    $16,383
Ratio of expenses (excluding expense
  reduction) to average net assets...........     0.61%      0.58%      0.64%      0.56%      0.55%
Ratio of expenses to average net assets......     0.61%      0.57%      0.62%      0.54%      0.52%
Ratio of net investment income (loss)
  (excluding expense reduction) to average
  net assets.................................     5.41%      5.08%      5.09%      5.50%      5.56%
Ratio of net investment income (loss) to
  average net assets.........................     5.41%      5.09%      5.10%      5.52%      5.59%
Portfolio turnover...........................        8%         8%        30%        19%        13%

---------------
(a) Based on average shares outstanding.
(b) Less than $.01 per share.

MONEY MARKET PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Money Market Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 2000 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                            2000        1999        1998        1997        1996
                                          --------    --------    --------    --------    --------
Net asset value, beginning of period....  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                          --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)..........      0.06        0.05        0.05        0.05        0.05
                                          --------    --------    --------    --------    --------
    Total from investment operations....      0.06        0.05        0.05        0.05        0.05
                                          --------    --------    --------    --------    --------
  Dividends from net investment
    income..............................     (0.06)      (0.05)      (0.05)      (0.05)      (0.05)
                                          --------    --------    --------    --------    --------
    Total distributions.................     (0.06)      (0.05)      (0.05)      (0.05)      (0.05)
                                          --------    --------    --------    --------    --------
Net asset value, end of period..........  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                          ========    ========    ========    ========    ========
    Total return........................      6.11%       4.98%       5.25%       5.27%       5.12%
Net assets, end of period (000).........  $268,299    $336,532    $349,421    $158,286    $144,932
Ratio of expenses (excluding expense
  reduction) to average net assets......      0.47%       0.44%       0.45%       0.46%       0.45%
Ratio of expenses to average net
  assets................................      0.47%       0.44%       0.45%       0.45%       0.44%
Ratio of net investment income (loss)
  (excluding expense reduction) to
  average net assets....................      5.93%       4.84%       5.08%       5.11%       4.94%
Ratio of net investment income (loss) to
  average net assets....................      5.93%       4.84%       5.09%       5.11%       4.95%

DIVERSIFIED PORTFOLIO FINANCIAL HIGHLIGHTS Set forth below is highlights of the operations of the Diversified Portfolio. Additional financial information is contained in the Statement of Additional Information of the Fund and in its Annual Report. Both of these documents are available at the address or phone number on the back cover of this prospectus. The Annual Report also contains a discussion of the performance of the Fund during 2000 as well as line graphs which show the value at inception and for each year after inception of a $10,000 investment made in each portfolio of the Fund. These graphs also show the performance of an investment over the same period in securities that comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------
                                                     2000      1999      1998      1997      1996
                                                    ------    ------    ------    ------    ------
Net asset value, beginning of period..............  $22.93    $19.91    $20.61    $17.99    $15.72
                                                    ------    ------    ------    ------    ------
Income from investment operations:
  Net investment income (loss)....................    0.14(a)   0.08(a)   1.41      0.34      0.36
  Net realized and unrealized gain (loss) on
    investments...................................   (1.33)     5.60      2.85      3.80      1.91
                                                    ------    ------    ------    ------    ------
    Total from investment operations..............   (1.19)     5.68      4.26      4.14      2.27
                                                    ------    ------    ------    ------    ------
  Dividends from net investment income............   (0.09)    (0.08)    (1.65)    (0.39)       --
  Distributions from net capital gains............   (3.73)    (2.58)    (3.31)    (1.13)       --
                                                    ------    ------    ------    ------    ------
    Total distributions...........................   (3.82)    (2.66)    (4.96)    (1.52)       --
                                                    ------    ------    ------    ------    ------
Net asset value, end of period....................  $17.92    $22.93    $19.91    $20.61    $17.99
                                                    ======    ======    ======    ======    ======
    Total return..................................   (6.55)%   30.53%    23.69%    24.97%    14.44%
Net assets, end of period (000)...................  $2,871    $3,568    $3,280    $3,229    $3,381
Ratio of expenses (excluding expense reduction) to
  average net assets..............................    1.27%     1.50%     1.83%     1.10%     0.91%
Ratio of expenses to average net assets...........    1.25%     1.46%     1.75%     1.03%     0.84%
Ratio of net investment income (loss) (excluding
  expense reduction) to average net assets........    0.66%     0.36%     0.32%     1.36%     1.94%
Ratio of net investment income (loss) to average
  net assets......................................    0.68%     0.40%     0.40%     1.43%     2.02%
Portfolio turnover................................      27%       27%       34%       33%       24%

---------------

(a) Based on average shares outstanding.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

     The Fund's investment adviser is MONY Life Insurance Company of America ("MONY America"). MONY America's principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY America will carry on the overall day-to-day management of the seven current portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. Prior to 1985 MONY America had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.

     Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.

     MONY is a life insurance company organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 2000, total assets under management in the accounts managed by MONY and MONY America were about $24.0 billion. These assets included common stocks, long and medium term publicly traded fixed income securities, and short-term debt obligations. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

     MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one over the another. Investments will be allocated among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because these various entities have different investment objectives and positions, MONY America or MONY may from time to time buy a particular security for one or more of such entities when it sells such securities for another.

The fee for each of the portfolios is shown in the table below.

--------------------------------------------------------------------------------------------
                 PORTFOLIO                                     MANAGEMENT FEE
--------------------------------------------------------------------------------------------
  Equity Income Portfolio                       Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Equity Growth Portfolio                       Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Intermediate Term Bond Portfolio              Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Long Term Bond Portfolio                      Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Government Securities Portfolio               Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Money Market Portfolio                        Annual rate of 0.40% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------
  Diversified Portfolio                         Annual rate of 0.50% of the first $400
                                                million, 0.35% of the next $400 million and
                                                0.30% of amounts in excess of $800 million.
--------------------------------------------------------------------------------------------

     MONY America has agreed to bear all expenses (1) for the Fund's organization, (2) related to initial registration and qualification under federal and state securities laws, and (3) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses, including those associated with calculating net asset value of the portfolios and any extraordinary or non-recurring expenses will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see "Purchase and Redemption of Shares" on page 25.

     MONY America has contractually agreed to limit expenses on these Portfolios to the following amounts: Intermediate Term Bond -- 0.75%; Long Term
Bond -- 0.75%; Government Securities -- 0.75%; Money Market -- 0.50%; Equity Income -- 1.05%; Equity Growth -- 1.15%; and Diversified -- 1.15%. This contractual limitation is in effect until April 30, 2002.

     MONY America receives an investment management fee as compensation for its services to each of the portfolios.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian, transfer agent and dividend disbursing agent of the securities held by the portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank.

LEGAL PROCEEDINGS

     The Fund, its investment adviser and its principal underwriter are not a party to any legal proceedings at December 31, 2000.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares in the Fund are currently being offered continuously to MONY and MONY America at prices equal to the net asset values of each portfolio. MONY and MONY America buy the shares for allocation to the Variable Accounts (as that term is defined on page 27.) to fund benefits payable under the contracts described in the attached prospectus. There is no sales charge for shares at the Fund level. The Fund sells its shares through MONY Securities Corporation ("MSC") (which acts as "principal underwriter" of the contracts and therefore of the shares of the Fund). MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. It is expected that there will be no distribution expenses for the Fund, other than expenses for preparing, printing and mailing prospectuses. These expenses, and any other distribution expenses, will be paid by MSC pursuant to an underwriting agreement. The underwriting agreement will comply with pertinent provisions of the 1940 Act and rules of the Securities and Exchange Commission ("SEC") under the Act. The Fund may at some later date also offer its shares to other separate accounts of MONY, MONY America, or other MONY subsidiaries.

     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the SEC as a result of which disposal of a portfolio's securities or determination of the net asset value of each portfolio is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of shareholders of each portfolio.

     A portfolio may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the portfolio does not calculate net asset value. As a result, the value of these investments may change on days when shares cannot be purchased or sold by MONY and/or MONY America.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund and each of its portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For a description of the restrictions that apply to qualifying as a regulated investment company, see the Statement of Additional Information. Under those provisions, there are certain cases in which the Fund and each of its portfolios will not be subject to federal income tax. Federal income tax will not apply on the part of the net ordinary income and net realized capital gains that each portfolio distributes to MONY and MONY America, for allocation to the Variable Accounts. Federal income tax will also not apply to MONY with respect to shares acquired with initial or additional capital. Since the only shareholders of the Fund will be MONY and MONY America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information on the federal tax results to Contract holders, see the attached prospectus for the Contracts.

     The Fund intends to distribute as dividends substantially all the net ordinary income, if any, of each portfolio. For dividend purposes, net ordinary income of each portfolio, consists of:

          (1) All dividends received (other than stock dividends), plus

          (2) All interest and other ordinary income accrued, plus

          (3) All short-term capital gains realized, less

          (4) The expenses of the portfolio (including fees payable to the investment adviser).

Net ordinary income of the Money Market Portfolio consist of:

          (1) Interest accrued and/or discount earned (including both original issue and market discount), plus

          (2) All realized net short-term capital gains, less

          (3) The expenses of the portfolio (including the fees payable to the investment adviser).

Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the portfolio. Shares corresponding to the Money Market Portfolio will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other portfolios will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distributions more frequently. MONY may elect to receive dividends on the shares acquired to provide operating capital in cash.

     The Fund will normally declare and distribute annually all net realized capital gains of each portfolio of the Fund (other than any realized and unrealized gains of the Money Market Portfolio, which are declared as dividends daily). In determining the amount of capital gains to be distributed, the realized capital gains and losses of each of the portfolios are computed separately. This will not cause any of the portfolios to have a different investment performance than it would if it were taxed, together with the other portfolios, as a single investment company. It will also not affect the value of Contract holders' interests under the Contracts.

     The Fund and each of its portfolios expect to declare dividends for each calendar year payable to shareholders of record as of a specified date. It is expected that these dividends will usually be distributed in March of the following calendar year. In determining the capital gains distribution, the Fund and each of its portfolios will compute net realized capital gains for each calendar year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. For the complete provisions, you should refer to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

                               SHARES IN THE FUND

     The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (750 million shares); and Diversified Portfolio Capital Stock (150 million shares). In the future, the Fund may allocate some of the remaining authorized shares to these classes, or create new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the portfolio to which the stock of that class relates and will have no interest in the assets of any other portfolio. Each portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. Holders of shares of any portfolio are entitled to redeem their shares (see "Purchase and Redemption of Shares" at page 25). The shares of each portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights.

     MONY provided the initial capital for each of the Fund's portfolios. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the portfolios (or any new portfolios) to avoid an unrealistically poor investment performance. Poor investment performance might otherwise result because the amounts available for investment were too small. The acquisition of shares by MONY also enables the portfolios to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to the Variable Accounts described in "The Accounts and the Contracts," below) will be acquired for investment and can be disposed of only by redemption. They will not be redeemed by MONY until the other assets of the portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of contract holders.

                         THE ACCOUNTS AND THE CONTRACTS

     Shares of all portfolios in the Fund are currently sold to MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies. The shares are also sold to those companies for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts that they issue. Shares of all portfolios, other than the Government Securities Portfolio, are sold to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by them. In addition, shares of the Fund are sold to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts. Until June 24, 1994, shares were sold to MONY for allocation to Keynote to fund benefits under Group Annuity Contracts issued by MONY. Each contract holder allocates the net premiums and the assets relating to these Contracts, within contract limitations, among the subaccounts of these variable accounts ("Variable Accounts"). The subaccount assets are invested in the corresponding portfolios of the Fund. Contract holders should consider that the investment return experience of the portfolios will affect the value of the Contracts and may affect the amount of benefits received under the Contracts. The attached prospectus for the Contracts describes the Contracts and the relationship between changes in the value of shares of each portfolio and changes in the benefits payable under the Contracts. The rights of the Variable Accounts as shareholders should be distinguished from the rights of a Contract holder, which are described in the contracts. Because the shares of the Fund will be sold to MONY America and MONY for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this prospectus refer to those companies.

                             STATE LAW RESTRICTIONS

     The investments of Keynote and the MONY Variable Accounts, and MONY America Variable Accounts are subject to the provisions of New York and Arizona insurance law, respectively, applicable to the investments of life insurance separate accounts. State law investment restrictions do not apply directly to the Fund. However, the portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Currently under New York law, the assets of Keynote and the MONY Variable Accounts may be invested in any investments:

        (1) permitted by agreement between these Variable Accounts and their contract holders, and

        (2) acquired in good faith and with that degree of care that an ordinary prudent person in a like position would use under similar circumstances.

     The only agreement with contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment assets of the Fund are subject to the investment objective, policies and restrictions applicable to the Portfolios, as described in this prospectus. (see The Fund at page 1) and in the Statement of Additional Information (Investment Restrictions).

     The following is a summary of the current provisions of Arizona law:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy qualitative requirements, but without regard to quantitative restrictions. The following instruments must receive an investment grade rating approved by the Director of
Insurance: (1) bonds, (2) debentures, (3) notes, (4) commercial paper and other evidences of indebtedness, and (6) preferred, guaranteed or preference stocks. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10% of assets and not exceeding 2% of assets as to any one such investment.

     Compliance with the New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states. However, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes additional limits applicable to the Variable Accounts, the Fund will comply with such further investments limits.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each portfolio will be determined once daily. The determination will occur immediately after the declaration of dividends, if any, at a time determined by the Fund's Board of Directors. Currently, net asset value is determined after 4:00 p.m. New York City time on each day the New York Stock Exchange is open for business. The net asset value per share of each portfolio except the Money Market Portfolio is computed as follows:

          (1) Add the sum of the value of the securities held by the portfolio plus any cash or assets it holds.

          (2) Subtract all of the portfolio's liabilities.

          (3) Divide the result by the total number of shares outstanding of that portfolio at the time of the determination.

All expenses, including the investment management fee payable to MONY America, are accrued daily.

     High-quality, short-term debt obligations held in any of the portfolios with a remaining maturity of 60 days or less will be valued on an amortized-cost basis. This means that each obligation will be valued initially at its purchase price. Thereafter, it will be valued by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors will review obligations valued under this method where: (1) credit or other factors may indicate the method is not appropriate, or (2) the rules of the SEC require a review. Short-term debt obligations with a remaining maturity of more than 60 days will be valued in the same way as are debt securities held in the Intermediate Term Bond, Long Term Bond and Government Securities portfolios, as described below in "Valuation of Intermediate Term Bond, Long Term Bond and Government Securities Portfolios."

VALUATION OF EQUITY INCOME AND EQUITY GROWTH PORTFOLIOS

     Short-term obligations will be valued on an amortized-cost basis. Each security traded on a national securities exchange will be valued on the valuation date at the last sales price (or last bid price if there were no sales of the security on that day) on the New York Stock Exchange. If the security is not traded on the New York Stock Exchange, it will be valued at the last sales or bid price on the principal exchange on which it is traded when the New York Stock Exchange closes. Any securities not traded on a national exchange, but traded on the over-the-counter market, will be valued at the last bid price available when the New York Stock Exchange closes. There is an exception for securities for which quotations are furnished through a nationwide automated quotation system approved by NASDAQ. These securities will be valued at the closing best bid price furnished on the date of valuation.

VALUATION OF INTERMEDIATE TERM BOND, LONG TERM BOND AND GOVERNMENT SECURITIES PORTFOLIOS

     Securities will be valued based on a decision as to the broadest and most representative market for such security. The value will be based on:

          (i) the last available sales price on a national securities exchange, or

          (ii) in the absence of recorded sales, the average of readily available closing bid and asked prices on national securities exchanges, or

          (iii) the average of the quoted bid and asked prices in the over-the-counter market.

Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors of the Fund.

VALUATION OF MONEY MARKET PORTFOLIO

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share because the net investment income of this portfolio (including realized and unrealized gains and losses on its holdings) will be declared as a dividend each time its net income is determined. (See "Dividends, Distributions and Taxes," at page 25.) If the Board of Directors of the Fund considers it inadvisable to continue to maintain the net asset value of the portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify shareholders of any such alteration.

     The Fund will value all short-term debt obligations held in the Money Market Portfolio on an amortized cost basis. The regulations of the SEC require as a condition for using amortized cost valuation that the portfolio:

          (i) maintain a dollar-weighted average portfolio maturity not exceeding 90 days, and

          (ii) limit its portfolio investments to those United States dollar-denominated instruments determined to present minimal credit risks and which are Eligible Securities when acquired.

Eligible Securities include any security:

          (i) issued with, or with a remaining maturity of, 397 days or less, and

          (ii) which is rated (or, if unrated, the issuer also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in one of the two highest rating categories for short-term debt obligations; or

          (iii) the issuer of which does not have any securities which have a short term rating but which security is:

             (a) comparable in priority and security to a security which has been rated in one of the two highest rating categories for short term debt obligations by an SEC designated statistical rating organization, and

             (b) not a security which had an original maturity in excess of 397 days and which received a rating as a long term debt obligation form such rating organization that was not within the two highest rating categories.

In the event of sizable changes in interest rates, the value determined by amortized cost valuation may be higher or lower than the price that would be received if the obligation were sold. On these occasions (if any should occur) as a further condition to using amortized-cost valuation, procedures have been established by the Board of Directors. The procedures determine whether the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than one-half of one percent. If it does, an appropriate adjustment will be made in the value of the obligations.

VALUATION OF DIVERSIFIED PORTFOLIO

     In determining the net asset value of the Diversified Portfolio, the method of valuation of a security will depend on the investment involved. A security, which is a common stock, will be valued in the same way as securities held in the Equity Income or Equity Growth portfolios. A security which is an intermediate or long-term fixed income security, or short-term debt obligations (other than those valued on an amortized-cost basis) will be valued in the same way as debt securities held in the Intermediate Term Bond, Long Term Bond or Government Securities portfolios.

                                                                      APPENDIX A

                      SECURITIES IN WHICH THE MONEY MARKET
                         PORTFOLIO MAY CURRENTLY INVEST

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

     1. Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. These include:

     - U.S. Treasury Bills,

     - Other obligations issued or guaranteed by the U.S. Government,

     - Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury, and

     - Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality.

        Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association, (2) the Federal Farm Credit Bank, (3) the Federal Home Loan Bank and (4) the Government National Mortgage Association.

Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

     2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank which has, at the time of the Portfolio's investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term "certificates of deposit" includes:

     - Eurodollar certificates of deposit, which are traded in the over-the-counter market,

     - Eurodollar time deposits, for which there is generally not a market, and

     - Yankee certificates of deposit.

"Eurodollars" are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U. S. dollars and issued in the United States by the domestic branch of a foreign bank and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

     3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations or, (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. Dollar denominated.

     4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.

"Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. Dollar denominated.

     5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

     6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

     7. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

     8. Limited liquidity securities/securities sold under SEC Rule 144A. A substantial market of qualified institutional buyers may develop under Rule 144A of the 1933 Act for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

     Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the Securities and Exchange Commission ("SEC"). This Rule permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see Valuation of Money Market Portfolio at page 29 for a discussion of Eligible Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which:

     (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or

     (ii) is a security having:

        - a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days, and

        - which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or

     (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security.

A Second Tier security is any Eligible Security (see Valuation of Money Market Portfolio at page 29 for a discussion of Eligible Securities) which is not a First Tier security.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                      APPENDIX B

                      DESCRIPTION OF COMMERCIAL PAPER AND
                             CORPORATE BOND RATINGS

COMMERCIAL PAPER RATINGS

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     - Prime 1-Superior Ability for Repayment;

     - Prime 2-Strong Ability for Repayment;

     - Prime 3-Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rate "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range for Duff 1+ are regarded as having the highest certainty of time payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

BOND RATINGS

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rate "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                             MONY SERIES FUND, INC.
                             ADMINISTRATIVE OFFICES
                    1740 BROADWAY, NEW YORK, NEW YORK 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to: MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commissions Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

File Number: 2-95501
          811-04209

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                  MAY 1, 2001

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR MONY SERIES FUND, INC. DATED MAY 1, 2001. TO OBTAIN THIS PROSPECTUS PLEASE CALL 1-800-487-6669 OR WRITE:

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

THE FINANCIAL HIGHLIGHTS INFORMATION IN THE PROSPECTUS DATED MAY 1, 2001 INCLUDED IN POST-EFFECTIVE AMENDMENT NO. 20 TO THE REGISTRATION STATEMENT ON FORM N-1A (REGISTRATION NO. 2-95501) IS INCORPORATED HEREIN BY REFERENCE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................   (1)
INVESTMENT RESTRICTIONS.....................................   (1)
INVESTMENT ADVISORY AND OTHER SERVICES......................   (3)
  Distribution of Shares....................................   (5)
  Custodian.................................................   (5)
  Independent Accountants...................................   (6)
  Service Marks License.....................................   (6)
MANAGEMENT OF THE FUND......................................   (7)
VOTING RIGHTS...............................................   (8)
SUBSEQUENT ANNUAL MEETINGS..................................   (9)
CONTROL PERSONS.............................................   (9)
PORTFOLIO BROKERAGE AND RELATED PRACTICES...................   (9)
FEDERAL INCOME TAX STATUS...................................  (10)
CALCULATION OF PERFORMANCE OF THE PORTFOLIOS................  (11)
PERFORMANCE DATA............................................  (12)
FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS......  F-1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              GENERAL INFORMATION

     MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, currently consists of seven (7) different Portfolios that are, in effect, separate investment funds: Equity Income Portfolio, Equity Growth Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio, Money Market Portfolio, and Diversified Portfolio (the "Portfolios"). Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     For more detailed information about the Fund, including information on the purchase, redemption and pricing of the shares of the Fund see the Prospectus of the Fund (Purchase and Redemption of Shares, Shares in the Fund).

                            INVESTMENT RESTRICTIONS

     The Fund is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

     A description of the investment objectives of each Portfolio, as well as the policies through which those objectives are pursued, is contained in the Prospectus (Investment Objectives and Policies of the Portfolios).

     In addition, the current Portfolios of the Fund are subject to certain fundamental investment restrictions that may not be changed except with the approval of a majority vote of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The Fund may in the future create new portfolios that may be subject to different investment restrictions.

     The fundamental investment restrictions applicable to the seven current Portfolios, including those fundamental restrictions described in the Prospectus (The Fund), are:

          1. The Portfolios will not: (a) invest in the securities of any company for the purpose of exercising control or management thereof (alone or together with the other Portfolios); (b) write or purchase put or call options; (c) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, (d) effect a short sale of securities, or (e) invest in obligations that are not denominated in United States dollars.

          2. Securities of other issuers will not be underwritten, except that the right is reserved for each Portfolio to purchase for investment, on original issue or otherwise, securities that may not subsequently be distributed to the public without registration or that are exempt from registration, to the extent that investments in such securities will not exceed 10 percent of the value of each Portfolio's total assets at the time such an investment is made. Expenses of any such registration will be borne by such Portfolio only if its best efforts to have the issuer agree to bear such expenses are unsuccessful.

          3. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

          4. The Portfolios will not purchase or sell commodities, commodity contracts, or oil or gas interests, except that the right is reserved for each Portfolio to purchase securities of issuers which invest or deal in the foregoing.

                                       (1)

          5. The Portfolios will not engage in the issuance of senior securities, except in the case of certain borrowings, as described in paragraph (7) below.

          6. Loans, both long and short term, may be made by a Portfolio only through the purchase or acquisition of privately-placed bonds, debentures, notes or other evidences of indebtedness (that may or may not be convertible into stock) of a type customarily acquired by institutional investors provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. (Any such "loan" may be considered a security subject to the 10 percent investment limitation referred to in
     (2) above.) The purchase or acquisition of repurchase agreements, certificates of deposit or of portions of publicly distributed bonds, debentures, or other securities, shall not be considered the making of a loan by the Portfolios for purposes of this restriction.

          7. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          8. In general, the Portfolios do not intend to concentrate investments in any one industry. Accordingly, no Portfolio will make an investment in a particular industry, if as a result of such investment more than 25 percent of the value of its assets would be invested in that industry, except that this restriction shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) certificates of deposit issued by, time deposits in, bankers' acceptances accepted by, or repurchase agreements with, banks organized within the United States. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

          9. The Fund will operate as a diversified company as that term is used in the Investment Company Act of 1940. This means that 75 percent of the assets of each Portfolio other than the Money Market Portfolio and 100% of the assets of the Money Market Portfolio is subject to the limitation that no purchase of a security -- other than cash, cash items, and securities of the U.S. Government, its agencies or instrumentalities -- will be made if, as a result of such purchase: (a) more than 5 percent of the value of the Portfolio's assets would be invested in the securities of one issuer, or
     (b) the Fund as a whole or any Portfolio would hold more than 10 percent of the outstanding voting securities of any one issuer. In addition to the above limitations, the Money Market Portfolio may not have invested more than (x) the greater of 1 percent of its Total Assets or $1,000,000 in securities of any issuer, and (y) 5 percent of Total Assets in securities of all issuers which were, when acquired by the Portfolio (either initially or on rollover), Second Tier Securities (see Appendix A of the Prospectus for a definition of Second Tier Securities). Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5 percent of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation will not apply to the purchase of such obligations.

          10. No Portfolio may purchase or acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or except by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved, provided that immediately thereafter such Portfolio or the Fund as a whole may not own (a) securities of investment companies having an aggregate value in excess of 10 percent of such Portfolio's total assets;
     (b) more than 3 percent of the

                                       (2)
     outstanding voting stock of the investment company; or (c) securities of the investment company having an aggregate value in excess of 5 percent of the Portfolio's total assets.

          11. No Portfolio will invest more than 10 percent of its total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and non-negotiable time deposits maturing in more than seven days.

          12. The Portfolios will not participate on a joint or a joint and several basis in trading accounts in securities but this restriction does not prevent the aggregation of orders for the sale or purchase of Portfolio securities with the other Portfolios or with any other accounts advised or sponsored by the Investment Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution.

          13. No Portfolio will invest in foreign securities that are not publicly traded in the United States if at the time of the acquisition more than 10 percent of such Portfolio's total assets would be invested in such securities.

     The Money Market Portfolio is subject to the additional investment restriction that it will not invest in any security with a remaining maturity in excess of 397 days, except that underlying collateral securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund has entered into an Investment Advisory Agreement with MONY Life Insurance Company of America ("MONY America") under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those portfolios, as well, or the Fund may appoint a different investment adviser for any new portfolio.

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985. The agreement was amended effective August 4, 1997, and the Amended Investment Advisory Agreement was approved by the shareholders on October 14, 1997. The continuance of the Amended Investment Advisory Agreement was approved by the Fund's Board of Directors on February 22, 2001. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Fund's Board of Directors on February 22, 2001. Both Agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Fund's Board of Directors, and (2) a majority of the entire Board of Directors or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both Agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.

     The Investment Adviser will provide portfolio management and investment advice to the Fund, as described in the Prospectus, with respect to the seven current Portfolios of the Fund and any portfolio that the Fund may create in the future if the Fund designates the Investment Adviser to act as investment adviser and manager for such new portfolio. The Fund may, at its option, appoint a different investment adviser for any new portfolio. The Investment Adviser also is obligated to perform certain administrative and management services for the Portfolios it manages and to provide all executive, administrative, clerical and other personnel necessary to operate the Fund, and to pay the salaries of all these persons. The Investment Adviser will furnish the Fund with office space, facilities, and equipment and will pay the day-to-day expenses for their operation and maintenance.
                                       (3)

     The Investment Adviser has entered into a Services Agreement with The Mutual Life Insurance Company of New York (now, MONY Life Insurance Company "MONY"), as briefly described in the Prospectus. Under this Services Agreement MONY will provide the Investment Adviser, with some or all of the personnel, services, facilities, supplies and equipment necessary for the Adviser to carry out its duties to the Fund. In return the Investment Adviser will pay to MONY all, or a portion, of the investment management fee the Investment Adviser receives from the Fund. The Investment Adviser is a wholly-owned subsidiary of MONY, organized under the laws of the State of New York in 1842. MONY is licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands, and certain Canadian Provinces. Because the Investment Advisory Agreement and Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser to the Fund for certain regulatory purposes. Both MONY and the Investment Adviser are registered as investment advisers under the Investment Advisers Act of 1940.

     The Fund will pay the Investment Adviser an investment management fee, which will be a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the aggregate average daily net assets of each of the Equity Growth, Equity Income, Diversified, Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, 0.35 percent of the next $400 million of the aggregate average daily net assets of each of those Portfolios, and 0.30 percent of the aggregate average daily net assets of each of those Portfolios in excess of $800 million. The Fund will also pay a daily charge equal to an annual rate of 0.40 percent of the first $400 million of the aggregate average daily net assets of the Money Market Portfolio, 0.35 percent of the next $400 million of the aggregate average daily net assets of the Money Market Portfolio, and 0.30 percent of the aggregate average daily net assets of the Money Market Portfolio in excess of $800 million. During the one year periods ended December 31, 1998, 1999, and 2000 the Fund paid MONY America $2,038,770, $2,553,421 and $2,204,831 respectively, under the Investment Advisory Agreement.

     The Investment Adviser will pay for (i) the legal, accounting, and all other expenses of organizing the Fund, initially registering and qualifying the Fund and its securities under federal and state securities laws (including the costs of printing any prospectuses or other materials in connection with the initial registration or qualification); (ii) the expense in rendering investment advice to the Fund (including any payment to MONY as agreed to in connection with the Services Agreement); and (iii) the compensation of directors, officers and employees of the Fund who are interested persons (as defined by the 1940
Act) of the Investment Adviser. The Fund will bear all other expenses, including (but without limitation): (a) legal, auditing fees and expenses; (b) interest expenses; (c) brokerage fees and commissions; (d) the fees and expense for computing the net asset value of the Fund's capital stock attributable to the Portfolios; (e) taxes or governmental fees; (f) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund; (g) the cost of preparing and distributing reports and notices to shareholders; (h) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation; (i) the fees or disbursements of dividend, disbursing, plan, transfer or other agent; (j) fees or disbursements of custodians of the Fund's assets; (k) the compensation of all directors, officers and employees of the Fund who are not interested persons (as defined by the 1940 Act) of the Investment Adviser; (l) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; and (m) the cost of any directors and officers' insurance for any directors or officers of the Fund. The Fund will also bear the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities); these expenses will be reimbursed to the Fund by MONY Securities Corporation ("MSC"), a wholly-owned subsidiary of MONY, as principal underwriter, as described below in "Distribution of Shares." The Fund will bear any extraordinary or non-recurring expenses (including expenses associated with legal claims, liabilities, litigation costs and any related indemnification).

     The Investment Adviser has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under state securities law or regulations, as described in the Prospectus (State Law Restrictions).

                                       (4)

     The Fund entered into an Administrative Services Agreement with Enterprise Capital Management, Inc. ("Enterprise") in January, 2000. Enterprise is an affiliated company of MONY. Under this Services Agreement, Enterprise will supervise all aspects of the Fund's administrative operation, and provide the Fund with personnel, office space, facilities, and equipment necessary for the Fund's operations. The Fund has agreed to pay Enterprise .03% of the aggregate average daily net assets of the Fund. Enterprise at its own expense will provide the Fund with statistical information and records concerning its investments and with such periodic and special reports as the Fund's Board of Directors may from time to time request, and maintain records for the Fund.

DISTRIBUTION OF SHARES

     The Fund presently intends to offer to sell its shares continuously, on a no-load basis, to MONY Life Insurance Company of America ("MONY America") and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts issued by those companies, and to MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies, and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts issued by MONY. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. MSC will act as "principal underwriter" of the Contracts and, therefore, of the shares of the Fund pursuant to written Underwriting Agreements with the Fund, MONY America and MONY. The Underwriting Agreements were initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on December 20, 1984. Continuance of the Underwriting Agreements with the Fund, MONY and MONY America for an additional year was most recently approved by the Fund's Board of Directors on September 21, 2000. The agreements will continue in effect if approved annually by the Fund's Board of Directors, including a majority of the non-interested directors. MSC will not receive commissions or other compensation for acting as principal underwriter of the Fund's shares, although MSC's agents and representatives may receive sales commissions in connection with their sale of the Contracts. Since shares will be sold only to MONY and MONY America for allocation to the Variable Accounts, and to MONY in respect of its providing operating capital to the Fund, it is expected that the Fund will have no distribution expenses other than the expense of the preparation, printing and mailing of prospectuses. MONY has agreed to bear such start-up expenses, as well as any other distribution expenses that may arise.

     MSC, as broker-dealer for the Contracts, will be reimbursed by MONY and MONY America for these distribution expenses. If the Fund in the future is to bear any of these distribution expenses, the Fund's Board of Directors will formulate a written distribution plan that complies with the rules of the Securities and Exchange Commission. Both this distribution plan and any distribution agreement entered into pursuant to the plan will be approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act). The plan will then be submitted for approval at the next annual meeting of shareholders. Thereafter, both the distribution plan and any related distribution agreement will continue in effect if approved annually by a majority of the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act).

CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. State Street Bank and Trust Company also acts as the transfer agent and dividend disbursing agent for the Fund.

                                       (5)

INDEPENDENT ACCOUNTANTS

     The financial statements and the financial highlights table included in this Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance upon the accompanying report of that firm, which report is given upon their authority, as experts in accounting and auditing. The business address of PricewaterhouseCoopers LLP is Two Commerce Square, Philadelphia, Pennsylvania, 19103.

SERVICE MARKS LICENSE

     As part of the Investment Advisory Agreement, the Investment Adviser (acting on behalf of MONY) has granted the Fund permission to use the word "MONY" in its corporate name and granted a royalty-free, non-exclusive license to use any service marks adopted by MONY that are appropriate for use by the Fund. However, the Investment Adviser may terminate this license if MONY, or a company controlled by it, ceases to be the Fund's investment adviser. The Investment Adviser may also terminate the license for any other reason upon 60 days' written notice. In this event, the Fund would no longer be able to use the word "MONY" in its corporate name. In addition, the Investment Advisory Agreement would also terminate 120 days after the Fund receives such notice, unless a majority of the outstanding voting shares of the Fund vote to continue the Agreement notwithstanding the license's termination.

                                       (6)

                             MANAGEMENT OF THE FUND

     The Fund is supervised by a Board of Directors, an independent body that has ultimate responsibility for the Fund's activities. The Board retains various companies to carry out the Fund's operations, including the investment adviser and custodian. The Board has the right and the obligation to terminate the Fund's relationship with the investment adviser and custodian and retain a different company if the Board believes it is in the shareholders' best interests.

     The names of all directors and officers of the Fund and the principal occupation of each during the last five years are shown below.

                       DIRECTORS AND OFFICERS OF THE FUND

                                POSITIONS HELD               PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS           WITH REGISTRANT                DURING PAST 5 YEARS
    ----------------           ---------------               ---------------------
Kenneth M. Levine*.......  Director, Chairman of     1998 to present -- Director, Executive
  1740 Broadway            the Board, President of   Vice President and Chief Investment
  New York, New York         the Fund                Officer, The MONY Group Inc., 2/94 to
  10019                                              present -- Director, (Trustee), 1/91
                                                     to present -- Executive Vice President
Age: 54                                              and Chief Investment Officer, MONY;
                                                     9/91 to present -- Director and
                                                     Chairman, MONY Realty Partners, Inc.,
                                                     MONY Bloomfield Hills, Inc. and 1740
                                                     Ventures, Inc.; 9/91 to
                                                     present -- Chairman,
                                                     MONY-Rockville/GP, Inc.; 7/91 to
                                                     present -- Director and Executive Vice
                                                     President, MONY Life Insurance Company
                                                     of America; 8/89 to present --
                                                     Director, 1740 Advisers, Inc.
Floyd L. Smith...........  Director of the Fund      Retired Vice Chairman and Chief
  Naples, Florida 33963                              Investment Officer, MONY.
Age: 69

Joel Davis...............  Director of the Fund      President, Architectural Designs, Inc.
  Westport, CT 06880                                 (Magazine Publisher).
Age: 67

Michael J. Drabb.........  Director of the Fund      8/93 to 4/00 -- Director, U.S.
  Convent Station,                                   Foodservice Inc., U.S. Leather, New
  New Jersey 07961                                   York Life MFA Series Fund, New York
                                                     Life Settlement Fund; 8/93 to
Age: 67                                              1999 -- Executive Vice President,
                                                     O'Brien Asset Management.

Alan J. Hartnick.........  Director of the Fund      2/93 to present -- Partner, Abelman
  New York, New York                                 Frayne & Schwab, Attorneys-at-Law.
  10017
Age: 71

Charles P. Leone.........  Vice President --         1996 to Present -- Vice President and
  1740 Broadway              Compliance of the Fund  Chief Corporate Compliance Officer of
  New York, New York                                 MONY Life Insurance Company; Vice
  10019                                              President and Chief Compliance Officer
                                                     of MONY Life Insurance Company of
Age: 61                                              America; 5/99 to Present -- Director,
                                                     MONY Securities Corporation.

                                       (7)

                                POSITIONS HELD               PRINCIPAL OCCUPATIONS
    NAME AND ADDRESS           WITH REGISTRANT                DURING PAST 5 YEARS
    ----------------           ---------------               ---------------------
Phillip G. Goff..........  Controller of the Fund    4/95 to Present -- Vice President and
  Atlanta, Georgia                                   Chief Financial Officer of Enterprise
  30326                                              Capital Management, Inc., The
                                                     Enterprise Group of Funds, Inc. and
Age: 37                                              Enterprise Accumulation Trust.

David V. Weigel..........  Treasurer of the Fund     5/91 to present -- Vice President --
  1740 Broadway                                      Treasurer, MONY; Vice President and
  New York, New York                                 Treasurer, MONY Assets Corp. and 1740
  10019                                              Ventures, Inc.; 8/91 to present --
                                                     Treasurer, MONY Life Insurance Company
Age: 54                                              of America.

---------------
* Mr. Levine, who is an interested person (as that term is defined in the 1940
  Act), is a salaried employee of MONY.

     No director or officer of the Fund who is also an officer, director or employee of MONY or MONY America is entitled to any additional remuneration from the Fund for his services as one of its directors or officers. Each director of the Fund who is not an interested person of the Fund will receive a fee of $1,750 per calendar quarter plus an additional amount of $1,000 for each meeting of the Board, of a Committee of the Board (as provided for in the By-Laws), or of the Fund's shareholders that he attends. Non-interested directors will also be reimbursed for all expenses incurred in connection with attendance at meetings.

     The 1940 Act requires that a majority of the Fund's Board of Directors shall be persons who are not interested persons of MONY, the Investment Adviser or the Fund. The membership of the Board complies with this requirement. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and the Investment Adviser and the Services Agreement between the Investment Adviser and MONY, must be approved by a majority of the members of the Board who are not interested persons of MONY, the Investment Adviser or the Fund. One of the five members of the Board, Mr. Levine is an interested person of MONY, the Investment Adviser and the Fund (as that term is defined in the 1940 Act) because he is an affiliated person of MONY and the Investment Adviser.

     The Fund and its investment adviser have adopted codes of ethics under rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel, subject to the conditions set forth in the code, to invest in securities, including securities that may be purchased or held by the Fund.

                                 VOTING RIGHTS

     All shares of capital stock of the Fund have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. The shares do not have cumulative voting rights. Holders of more than 50% of the shares of the Fund voting for the election of directors, can, if they choose to do so, elect all of the Fund's directors. In such event the holders of the remaining shares would not be able to elect any directors. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.

     The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

                                       (8)

                           SUBSEQUENT ANNUAL MEETINGS

     The Board of Directors of the Fund has amended the By-laws of the Fund to provide that annual meetings will not be held in any year unless the Investment Company Act of 1940 (the "1940 Act") requires action on one or more of the following matters: (1) election of directors; (2) approval of investment advisory agreement; and (3) ratification of selection of independent public accountants; and (4) approval of a distribution agreement. The 1940 Act essentially requires election of directors by shareholders when less than a majority then in office had been elected by shareholders, and it requires ratification of the selection of independent public accountants when the selection of such accountants has not previously been ratified by the shareholders. It also requires approval of an agreement with an investment advisor when such agreement has not previously been approved by the shareholders (other than an agreement with an investment adviser entered into when a new portfolio of the Fund is created). Currently, the 1940 Act requires a distribution agreement to be approved by either the board of directors or the shareholders.

                                CONTROL PERSONS

     MONY America, a wholly-owned subsidiary of MONY, and MONY through their respective Variable Accounts will own all of the Fund's outstanding shares, other than the shares in the Fund purchased for investment by MONY to provide operating capital for the Portfolios (and any new portfolios) of the Fund started and any additional shares acquired by MONY through reinvestment of dividends on those shares. The shares held by the Variable Accounts will generally be voted in accordance with instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The shares held by MONY in respect of its providing operating capital to the Fund's Portfolios will be voted in the same proportions as those voted by MONY and MONY America which are held in the Variable Accounts. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims such control. The amount of shares of each Portfolio of the Fund owned by directors or officers of the Fund will therefore be less than one percent.

                   PORTFOLIO BROKERAGE AND RELATED PRACTICES

     The Investment Adviser, which is at all times subject to the direction and supervision of the Board of Directors of the Fund, is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiations of brokerage commissions, if any. The Investment Adviser may fulfill these responsibilities to the Fund by using the services of MONY and MONY's Investment Department personnel under the terms of the Services Agreement between the Investment Adviser and MONY. For more detailed information about the Services Agreement, see Investment Advisory And Other Services at pages (3) - (5).

     Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Transactions in money market instruments and bonds, on the other hand, will not normally incur any brokerage commissions. Such securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

     The Investment Adviser is not obligated to deal with any dealer or group of dealers in the execution of transactions for the Fund's Portfolios. In connection with any securities transaction that involves a commission payment, the Investment Adviser negotiates the commission with the broker in part on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. For the years 1998, 1999 and 2000, brokerage commissions in the amount of $22,394, $20,419 and $21,647,

                                       (9)
respectively, were paid by the Fund. No commission was paid to a broker that was an affiliated person of the Fund, the investment adviser or the principal underwriter or an affiliated person of that person.

     When selecting a broker or dealer in connection with a transaction for any Portfolio, the Investment Adviser gives consideration to whether the broker or dealer has furnished MONY or any companies controlled by MONY with certain research services. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. MONY personnel may use these services in connection with all of the investment activities of MONY or its companies, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts of MONY or its companies. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by MONY personnel in providing investment management for the Fund.

     It is the present practice of the Investment Adviser to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of the transaction but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, the Investment Adviser will determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker viewed in terms of the particular transaction or the Investment Adviser's responsibilities to each Portfolio and overall responsibilities to all the Portfolios of the Fund and accounts under the Investment Adviser's and MONY's management. No services other than brokerage, research and statistical services are considered by the Investment Adviser in determining the reasonableness and amount of commissions or spreads to be paid to any broker. All such services obtained from brokers benefit generally all the accounts and Portfolios under the Investment Adviser's management and are not identified in any specific account or Portfolio, and may benefit other accounts under MONY's management. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser.

     The Investment Adviser may employ a broker affiliated with the Investment Adviser or MONY to execute brokerage transactions on behalf of the Portfolios, as long as the Investment Adviser obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker's contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which MONY or any of its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

     The Investment Adviser or MONY may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts the Investment Adviser manages. These other transactions will not affect the Investment Adviser's selection of brokers or dealers in connection with portfolio transactions for the Fund.

     The portfolio turnover rates for each Portfolio of the Fund are shown in the Prospectus (Financial Highlights).

                           FEDERAL INCOME TAX STATUS

     The Fund and each of its portfolios intend to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:

          1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign

                                       (10)
     currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.

          2. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must by represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).

          3. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

     For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see Dividends, Distributions and Taxes in the Prospectus.

     If the Fund qualifies as a "regulated investment company" by complying with applicable provisions of the Code and distributes all of its net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the courts and the Internal Revenue Service. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative, administrative or judicial action. Moreover, although "series" fund regulated investment companies have been in existence for many years, there is very little authority interpreting the pertinent provisions of the Code and Treasury Regulations as they are applied to a "series" fund type of regulated investment company like the Fund.

                  CALCULATION OF PERFORMANCE OF THE PORTFOLIOS

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     All Other Portfolios. The performance data for the Portfolios will reflect the "yield" and "total return". The "yield" of each of the Portfolios (except for a 7 day period for the Money Market Portfolio) refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is
                                       (11)
the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value on the last day of the period. "Total return" for each of these Portfolios refers to the return a Shareholder would receive during the period indicated if a $1,000 investment was made the indicated number of years ago. It reflects investment results less charges and deductions of the Fund. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to Subaccounts which purchase shares of the Portfolios of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                                PERFORMANCE DATA

     Money Market Portfolio. For the seven day period ended December 31, 2000, the yield was 6.14% and the effective yield was 6.33%.

     The yield was calculated by dividing the sum of dividends declared during the 7 day period on one share purchased at the beginning of the 7 day period by the value on the first day (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield was calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to the Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     Dividends reflect the net investment income of the Portfolio. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Management Fee (which for calculating the yield and effective yield quoted above will be the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated, which for the yield and the effective yield quoted above is .40%). It is the practice of the Money Market Portfolio to pay dividends daily in the form of shares (thereby maintaining the value of one share of the Money Market Portfolio at $1.00). However, for the purpose of these calculations, it has been assumed that no additional shares have been issued and that dividends are paid in cash.

     All Portfolios including the Money Market Portfolio. The average annual total return for the one, five, and ten year periods ended December 31, 2000, and for the period since inception through December 31, 2000, are shown in the following table.

                                       (12)

                             MONY SERIES FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURN

                                                                                            FOR THE
                                                                             FOR THE      PERIOD SINCE
                                             FOR THE YEAR   FOR THE FIVE    TEN YEARS      INCEPTION
                                                ENDED       YEARS ENDED       ENDED         THROUGH
                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                 PORTFOLIO                       2000           2000           2000           2000
                 ---------                   ------------   ------------   ------------   ------------
Equity Growth (3/4/85)*....................     -8.46%         20.16%         17.20%         15.19%
Equity Income (3/4/85)*....................      6.07%         15.20%         15.22%         14.10%
Intermediate Term Bond (3/1/85)*...........      7.94%          5.36%          6.91%          7.92%
Long Term Bond (3/20/85)*..................     15.61%          5.87%          9.02%          9.91%
Government Securities (5/1/91)*............      9.70%          5.56%          N.A.           6.36%
Diversified (4/3/85)*......................     -6.55%         16.63%         14.02%         12.91%
Money Market (7/29/85)*....................      6.11%          5.34%          4.81%          5.51%

---------------
* Inception date.

     The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, and that any distributions from the assets of the Portfolio were reinvested. The average annual total return percentages shown in the table reflect the average annualized historical rates of return, deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

YIELD

     The 30 day yield for each of the Portfolios, other than the Money Market Portfolio, for the 30-day period ended December 31, 2000 is shown in the following table.

                             MONY SERIES FUND, INC.

                YIELD FOR 30-DAY PERIOD ENDED DECEMBER 31, 2000

                                 EQUITY   EQUITY   INTERMEDIATE   LONG TERM   GOVERNMENT
                                 GROWTH   INCOME    TERM BOND       BOND      SECURITIES   DIVERSIFIED
                                 ------   ------   ------------   ---------   ----------   -----------
Yield for 30 days ended
  December 31, 2000............  -0.91%    1.44%       5.61%        5.39%        5.30%        0.22%

     The yield shown in the table above is computed by subtracting from the net investment income of the Portfolio of the Fund charges and expenses of the Fund with respect to the Portfolio and dividing the result by the value of the Portfolio. For the Equity Growth and Equity Income Portfolios and for the stocks and equity securities of the Diversified Portfolio of the Fund, net investment income is the net of the dividends accrued ( 1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. For the Intermediate Term Bond, Long Term Bond and the Government Securities Portfolios and the debt obligations held by the Diversified Portfolio of the Fund, net investment income is the net of interest earned on the obligation held by the Portfolio and expenses accrued for the period. Interest earned on the obligation is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio at the close of business on the thirtieth day of the period (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and
(iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest, discount and premium is amortized on the remaining security, based on the cost of the security, to the

                                       (13)
weighted average maturity date, if available, or to the remaining term of the security, if the weighted average maturity date is not available. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

     The yield shown reflects deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.

     Net investment income of the Portfolio less all charges and expenses of the Fund with respect to the Portfolio is divided by the product of the average daily number of shares outstanding and the net asset value of one share on the last day of the period. The sum of the quotient and 1 is raised to the 6th power, 1 is subtracted from the result, and then multiplied by 2.

     The table below shows total returns for the year to date (January 1, 2001 to February 12, 2001) assuming a $1,000 payment made at the beginning of the period and reflecting the same assumptions as the total return table appearing on page (13):

                             MONY SERIES FUND, INC.

                           YEAR TO DATE TOTAL RETURN
                 ASSUMING $1,000 PAYMENT AT BEGINNING OF PERIOD

                                                              JANUARY 1, TO
                                                              FEBRUARY 12,
                         SUBACCOUNT                               2001
                         ----------                           -------------
Equity Growth...............................................      -0.83%
Equity Income...............................................      -1.44%
Intermediate Term Bond......................................       1.73%
Long Term Bond..............................................       1.58%
Government Securities.......................................       1.15%
Diversified.................................................      -1.28%
Money Market................................................       0.68%

                                       (14)

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
                         INDEX TO FINANCIAL STATEMENTS


                                                              PAGE
                                                              ----
Equity Growth Portfolio of Investments......................   F-2
Equity Income Portfolio of Investments......................   F-5
Intermediate Term Bond Portfolio of Investments.............   F-8
Long Term Bond Portfolio of Investments.....................  F-12
Diversified Portfolio of Investments........................  F-16
Government Securities Portfolio of Investments..............  F-19
Money Market Portfolio of Investments.......................  F-21
Statements of Assets and Liabilities as of December 31,
  2000......................................................  F-23
Statements of Operations for the year ended December 31,
  2000......................................................  F-24
Statements of Changes in Net Assets for the Years Ended
  December 31, 2000 and 1999................................  F-26
NOTES TO FINANCIAL STATEMENTS...............................  F-28
REPORT OF INDEPENDENT ACCOUNTANTS...........................  F-31

                             MONY SERIES FUND, INC.

                            EQUITY GROWTH PORTFOLIO

     The outlook for corporate earnings growth continues to be difficult, with a slowing economy and little ability to raise prices. Many companies pre-reported disappointing fourth quarters and others are now issuing warnings about deteriorating conditions. While most investors expect slower earnings growth, and the stock market has already discounted a fair amount of weakness, it is never certain how much of the discounting process has occurred for the market or for individual companies.

     From this rather negative near-term point of view, a defensive strategy seems appropriate. However, the Federal Reserve has now turned toward a stimulative monetary policy and at some point the economy will begin to respond. Economy-sensitive stocks, of course, will begin to discount this upturn long before it occurs. As a result the strategy of the Equity Growth Portfolio is to begin to move toward those industries and stocks which should benefit from an easier Fed policy. Technology and telecommunications stocks, which experienced a severe decline over the past year, are being increased in weight in the portfolio. Capital goods and basic materials are also being increased. Energy continues as an important sector, here the emphasis is on oil service and drilling.

                         GROWTH OF A $10,000 INVESTMENT

[EQUITY GROWTH PORTFOLIO LINE GRAPH]

                                                                     MONY EQUITY GROWTH                      S & P 500
                                                                     ------------------                   -------------
12/31/89                                                              $    10,000.00                       $  10,000.00
12/31/90                                                              $     9,848.81                       $   9,689.48
12/31/91                                                              $    13,263.50                       $  12,641.70
12/31/92                                                              $    13,146.90                       $  13,604.70
12/31/93                                                              $    14,424.10                       $  14,976.00
12/31/94                                                              $    14,733.60                       $  15,173.80
12/31/95                                                              $    19,233.40                       $  20,876.60
12/31/96                                                              $    23,262.30                       $  25,668.90
12/31/97                                                              $    30,398.60                       $  34,232.80
12/31/98                                                              $    38,136.70                       $  44,012.30
12/31/99                                                              $    52,620.90                       $  53,269.30


--------------------------------------------------------------------------------------------------
                                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------
                                                              1 YEAR       5 YEARS       10 YEARS
                                                              ------       -------       --------
MONY SERIES FUND, INC. EQUITY GROWTH PORTFOLIO                -8.46%       20.16%         17.20%
S&P 500 Index*                                                -9.11%       18.32%         17.45%
--------------------------------------------------------------------------------------------------

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. One cannot invest directly in an index.

                             MONY SERIES FUND, INC.
                            EQUITY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

DOMESTIC COMMON                       NUMBER OF SHARES OR
STOCKS -- 81.89%                       PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------
AEROSPACE -- 0.91%
  United Technologies Corporation               300         $   23,588
AUTOMOTIVE -- 0.93%
  Ford Motor Company                            600             14,062
  General Motors Corporation                    200             10,188
                                                            ----------
                                                                24,250
BANKING -- 5.08%
  Bank of America Corporation                   400             18,350
  Bank of New York Company Inc.                 400             22,075
  Chase Manhattan Corporation                   400             18,175
  FleetBoston Financial Corporation             400             15,025
  J. P. Morgan & Company Inc.                   100             16,550
  Mellon Financial Corporation                  400             19,675
  Wells Fargo & Company                         400             22,275
                                                            ----------
                                                               132,125
BIOTECHNOLOGY -- 0.98%
  Amgen Inc. (a)                                400             25,575
BROADCASTING -- 2.55%
  Infinity Broadcasting Corporation
    (Class A) (a)                               600             16,762
  Time Warner Inc.                              500             26,120
  Viacom Inc. (a)                               500             23,375
                                                            ----------
                                                                66,257
BUSINESS SERVICES -- 0.97%
  Automatic Data Processing Inc.                400             25,325
CABLE -- 2.75%
  Cablevision Systems Corporation
    (Class A) (a)                               400             33,975
  Comcast Corporation                           900             37,575
                                                            ----------
                                                                71,550
CHEMICALS -- 1.12%
  Dow Chemical Company                          400             14,650
  Du Pont (E. I.) de Nemours &
    Company                                     300             14,494
                                                            ----------
                                                                29,144
COMPUTER HARDWARE -- 5.11%
  Cisco Systems Inc. (a)                        900             34,425
  Dell Computer Corporation (a)                 500              8,719
  EMC Corporation (a)                           600             39,900
  Hewlett-Packard Company                       500             15,781
  International Business Machines
    Corporation                                 400             34,000
                                                            ----------
                                                               132,825
COMPUTER SERVICES -- 1.74%
  America Online Inc. (a)                       500             17,400
  Sun Microsystems Inc. (a)                   1,000             27,875
                                                            ----------
                                                                45,275
COMPUTER SOFTWARE -- 1.84%
  Microsoft Corporation (a)                     500             21,688
  Oracle Corporation (a)                        900             26,156
                                                            ----------
                                                                47,844
CONSUMER NON-DURABLES -- 1.29%
  Avon Products Inc.                            700             33,513
CRUDE & PETROLEUM -- 5.37%
  Anadarko Petroleum Corporation                400             28,432
  Chevron Corporation                           300             25,331
  Exxon Mobil Corporation                       700             60,856
  Texaco Inc.                                   400             24,850
                                                            ----------
                                                               139,469

                                      NUMBER OF SHARES OR
                                       PRINCIPAL AMOUNT       VALUE
                                      -------------------   ----------
ELECTRICAL EQUIPMENT -- 4.22%
  Emerson Electric Company                      600         $   47,287
  General Electric Company                    1,300             62,319
                                                            ----------
                                                               109,606
ENERGY -- 3.94%
  AES Corporation (a)                           200             11,075
  Calpine Corporation (a)                       300             13,519
  Dynegy Inc.                                   200             11,213
  El Paso Energy Corporation                    300             21,487
  Enron Corporation                             400             33,250
  Williams Companies Inc.                       300             11,981
                                                            ----------
                                                               102,525
FOOD, BEVERAGES & TOBACCO -- 2.78%
  Anheuser-Busch Companies Inc.                 400             18,200
  Coca-Cola Company                             400             24,375
  PepsiCo Inc.                                  600             29,737
                                                            ----------
                                                                72,312
MACHINERY -- 1.13%
  Ingersoll-Rand Company                        700             29,313
MEDICAL SERVICES -- 1.16%
  Biogen Inc. (a)                               500             30,031
MISC. FINANCIAL SERVICES -- 4.19%
  American Express Company                      700             38,456
  Citigroup Inc.                                700             35,744
  Fannie Mae                                    400             34,700
                                                            ----------
                                                               108,900
MULTI-LINE INSURANCE -- 2.28%
  American International Group Inc.             600             59,137
OIL SERVICES -- 8.47%
  Baker Hughes Inc.                             500             20,781
  BJ Services Company (a)                       200             13,775
  Diamond Offshore Drilling Inc.                400             16,000
  Grant Prideco Inc.                            700             15,356
  Halliburton Company                           400             14,500
  Kerr-McGee Corporation                        400             26,775
  Nabors Industries Inc.(a)                     400             23,660
  Phillips Petroleum Company                    400             22,750
  Schlumberger Ltd.                             200             15,988
  Tidewater Inc.                                400             17,750
  Transocean Sedco Forex Inc.                   300             13,800
  Weatherford International Inc. (a)            400             18,900
                                                            ----------
                                                               220,035
PAPER & FOREST PRODUCTS -- 1.28%
  Bowater Inc.                                  300             16,913
  International Paper Company                   400             16,325
                                                            ----------
                                                                33,238
PHARMACEUTICALS -- 11.73%
  Abbott Laboratories                           500             24,219
  American Home Products Corporation            500             31,775
  Baxter International Inc.                     300             26,494
  Bristol-Myers Squibb Company                  500             36,968
  Eli Lilly & Company                           300             27,919
  Johnson & Johnson                             300             31,519
  Merck & Company Inc.                          400             37,450
  Pfizer Inc.                                   900             41,400
  Pharmacia Corporation                         400             24,400
  Schering-Plough Corporation                   400             22,700
                                                            ----------
                                                               304,844
PROPERTY-CASUALTY INSURANCE -- 1.33%
  Chubb Corporation                             400             34,600

                             MONY SERIES FUND, INC.
                     EQUITY GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                      NUMBER OF SHARES OR
                                       PRINCIPAL AMOUNT       VALUE
                                      -------------------   ----------
SEMICONDUCTORS -- 2.42%
  Applied Materials Inc. (a)                    400         $   15,275
  Intel Corporation                             800             24,050
  Texas Instruments Inc.                        500             23,687
                                                            ----------
                                                                63,012
TELECOMMUNICATIONS -- 5.07%
  BellSouth Corporation                         600             24,563
  Global Crossing Ltd. (a)                      500              7,156
  Qwest Communications International
    Inc. (a)                                    500             20,500
  SBC Communications Inc.                       400             19,100
  Tellabs Inc. (a)                              500             28,250
  Verizon Communications Inc.                   500             25,062
  WorldCom Inc. (a)                             500              7,031
                                                            ----------
                                                               131,662
WIRELESS COMMUNICATIONS -- 1.25%
  Motorola Inc.                                 700             14,175
  Sprint PCS (a)                                900             18,394
                                                            ----------
                                                                32,569
                                                            ----------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $1,680,699)                                 2,128,524
----------------------------------------------------------------------

                                      NUMBER OF SHARES OR
                                       PRINCIPAL AMOUNT       VALUE
                                      -------------------   ----------
FOREIGN STOCKS -- 4.77%
----------------------------------------------------------------------
CRUDE & PETROLEUM -- 1.62%
  BP Amoco (ADR)                                500         $   23,938
  Royal Dutch Petroleum Company
    (ADR)                                       300             18,169
                                                            ----------
                                                                42,107
PHARMACEUTICALS -- 0.98%
  GlaxoSmithKline (ADR) (a)                     455             25,491
TELECOMMUNICATIONS -- 0.49%
  Nortel Networks Corporation                   400             12,825
WIRELESS COMMUNICATIONS -- 1.68%
  Nokia Corporation (Class A) (ADR)           1,000             43,500
                                                            ----------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $103,223)                                     123,923
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 13.39%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 6.00% due
    01/02/01
    Maturity Value $348,232
    Collateral: U.S. Treasury Note
    $270,000, 8.125% due 08/15/19,
    Value $367,098                         $348,000            348,000
                                                            ----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $348,000)                                     348,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $2,131,922)                                $2,600,447

OTHER ASSETS LESS LIABILITIES -- (0.05)%                       (1,244)
                                                            ----------
NET ASSETS -- 100%                                          $2,599,203
======================================================================

(a) Non-income producing security.
(ADR) American Depository Receipt.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

     The outlook for corporate earnings growth continues to be difficult, with a slowing economy and little ability to raise prices. Many companies pre-reported disappointing fourth quarters and others are now issuing warnings about deteriorating conditions. While most investors expect slower earnings growth, and the stock market has already discounted a fair amount of weakness, it is never certain how much of the discounting process has occurred for the market or for individual companies.

     From this rather negative near-term point of view, a defensive strategy seems appropriate. However, the Federal Reserve has now turned toward a stimulative monetary policy and at some point the economy will begin to respond. Economy-sensitive stocks, of course, will begin to discount this upturn long before it occurs. The best approach to this kind of period may be one balanced between defense and offense - some consumer staple, healthcare and utility names to provide stability and earnings predictability and economy sensitive and financial stocks to anticipate lower interest rates and eventual economic recovery.

     In the former category the portfolio emphasis is on beverages, cosmetics, drugs and electric and telephone utilities. In the latter are machinery, papers, chemicals, banks and insurance stocks. The energy stocks straddle both categories and continue as an important part of the portfolio. Here, the emphasis is on natural gas and oil service and drilling.

                         GROWTH OF A $10,000 INVESTMENT

[EQUITY INCOME PORTFOLIO LINE GRAPH]

                                                                     MONY EQUITY INCOME                     S & P 500
                                                                     ------------------                   -------------
12/31/89                                                              $  10,000.00                        $   10,000.00
12/31/90                                                              $   9,325.27                        $    9,689.48
12/31/91                                                              $  11,220.80                        $   12,641.70
12/31/92                                                              $  12,374.60                        $   13,604.70
12/31/93                                                              $  14,124.70                        $   14,976.00
12/31/94                                                              $  14,235.30                        $   15,173.80
12/31/95                                                              $  18,950.30                        $   20,876.60
12/31/96                                                              $  22,694.50                        $   25,668.90
12/31/97                                                              $  29,788.30                        $   34,232.80
12/31/98                                                              $  33,552.00                        $   44,012.30
12/31/99                                                              $  36,250.50                        $   53,269.30


----------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------
                                                               1 YEAR     5 YEARS    10 YEARS
                                                              --------   ---------   --------
MONY SERIES FUND, INC. EQUITY INCOME PORTFOLIO                  6.07%      15.20%     15.22%
S&P 500 Index*                                                 -9.11%      18.32%     17.45%
----------------------------------------------------------------------------------------------

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     *The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. One cannot invest directly in an index.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

DOMESTIC COMMON                      NUMBER OF SHARES OR
STOCKS -- 90.83%                      PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
AEROSPACE -- 4.98%
  Honeywell International Inc.               3,500         $   165,594
  Northrop Grumman Corporation               3,000             249,000
  Raytheon Company (Class B)                 2,500              77,656
  United Technologies Corporation            4,500             353,812
                                                           -----------
                                                               846,062
AUTOMOTIVE -- 1.21%
  Ford Motor Company                         5,000             117,188
  General Motors Corporation                 1,500              76,406
  Visteon Corporation                        1,000              11,500
                                                           -----------
                                                               205,094
BANKING -- 4.63%
  Bank of America Corporation                2,500             114,688
  Bank of New York Company Inc.              3,000             165,562
  Chase Manhattan Corporation                2,500             113,594
  FleetBoston Financial Corporation          2,500              93,906
  J. P. Morgan & Company Inc.                  800             132,400
  Wells Fargo & Company                      3,000             167,062
                                                           -----------
                                                               787,212
CHEMICALS -- 1.32%
  Dow Chemical Company                       3,500             128,188
  Du Pont (E. I.) de Nemours &
    Company                                  2,000              96,625
                                                           -----------
                                                               224,813
CONGLOMERATES -- 2.74%
  Minnesota Mining & Manufacturing
    Company                                  2,700             325,350
  Textron Inc.                               3,000             139,500
                                                           -----------
                                                               464,850
CONSUMER NON-DURABLES -- 1.83%
  Avon Products Inc.                         6,500             311,187
CONSUMER PRODUCTS -- 2.39%
  Colgate-Palmolive Company                  3,000             193,650
  Kimberly-Clark Corporation                 3,000             212,070
                                                           -----------
                                                               405,720
CRUDE & PETROLEUM -- 5.25%
  Burlington Resources Inc.                  4,000             202,000
  Chevron Corporation                        1,500             126,656
  Exxon Mobil Corporation                    4,700             408,606
  Texaco Inc.                                2,500             155,313
                                                           -----------
                                                               892,575
ELECTRICAL EQUIPMENT -- 5.86%
  Dominion Resources Inc.                    3,000             201,000
  Emerson Electric Company                   4,000             315,250
  General Electric Company                  10,000             479,375
                                                           -----------
                                                               995,625
ELECTRONICS -- 0.70%
  Rockwell International
    Corporation                              2,500             119,063
ENERGY -- 10.03%
  Duke Energy Corporation                    4,000             341,000
  El Paso Energy Corporation                 5,500             393,938
  Enron Corporation                          3,000             249,375
  Entergy Corporation                        4,500             190,406
  Exelon Corporation                         3,000             210,630
  Williams Companies Inc.                    8,000             319,500
                                                           -----------
                                                             1,704,849

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
FOOD, BEVERAGES & TOBACCO -- 3.15%
  Anheuser-Busch Companies Inc.              2,500         $   113,750
  Coca-Cola Company                          3,000             182,812
  PepsiCo Inc.                               4,800             237,900
                                                           -----------
                                                               534,462
INSURANCE -- 2.81%
  Cigna Corporation                          2,200             291,060
  Marsh & McLennan Companies Inc.            1,600             187,200
                                                           -----------
                                                               478,260
MACHINERY -- 4.26%
  Caterpillar Inc.                           4,000             189,250
  Deere & Company                            4,000             183,250
  Ingersoll-Rand Company                     6,000             251,250
  Pitney Bowes Inc.                          3,000              99,375
                                                           -----------
                                                               723,125
MANUFACTURING -- 0.88%
  Eaton Corporation                          2,000             150,375

MISC. FINANCIAL SERVICES -- 2.99%
  Citigroup Inc.                             5,200             265,525
  Fannie Mae                                 2,800             242,900
                                                           -----------
                                                               508,425
MULTI-LINE INSURANCE -- 1.69%
  American General Corporation               1,500             122,250
  Lincoln National Corporation               3,500             165,594
                                                           -----------
                                                               287,844
OIL SERVICES -- 6.18%
  Baker Hughes Inc.                          3,000             124,687
  Diamond Offshore Drilling Inc.             2,500             100,000
  Halliburton Company                        2,500              90,625
  Kerr-McGee Corporation                     2,500             167,344
  KeySpan Corporation                        5,000             211,875
  Phillips Petroleum Company                 2,900             164,937
  Schlumberger Ltd.                          1,000              79,938
  Tidewater Inc.                             2,500             110,938
                                                           -----------
                                                             1,050,344
PAPER & FOREST PRODUCTS -- 2.03%
  Bowater Inc.                               2,000             112,750
  Georgia-Pacific Group                      3,500             108,938
  International Paper Company                3,000             122,437
                                                           -----------
                                                               344,125
PHARMACEUTICALS -- 13.46%
  Abbott Laboratories                        4,500             217,969
  American Home Products
    Corporation                              3,500             222,425
  Baxter International Inc.                  3,000             264,937
  Bristol-Myers Squibb Company               3,000             221,813
  Eli Lilly & Company                        1,700             158,206
  Johnson & Johnson                          3,000             315,187
  Merck & Company Inc.                       2,500             234,063
  Pfizer Inc.                                6,500             299,000
  Pharmacia Corporation                      3,000             183,000
  Schering-Plough Corporation                3,000             170,250
                                                           -----------
                                                             2,286,850
PRINTING & PUBLISHING -- 1.04%
  McGraw-Hill Companies Inc.                 3,000             175,875

                             MONY SERIES FUND, INC.
                     EQUITY INCOME PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
PROPERTY-CASUALTY
  INSURANCE -- 2.27%
  Allstate Corporation                       3,500         $   152,469
  Chubb Corporation                          2,700             233,550
                                                           -----------
                                                               386,019
RAW MATERIALS -- 0.75%
  Weyerhaeuser Company                       2,500             126,875
REAL ESTATE -- 3.06%
  Boston Properties Inc.                     4,000             174,000
  Equity Office Properties Trust             5,500             179,437
  Equity Residential Properties
    Trust                                    3,000             165,938
                                                           -----------
                                                               519,375
TELECOMMUNICATIONS -- 5.32%
  AT&T Corporation                           2,000              34,625
  BellSouth Corporation                      6,000             245,625
  SBC Communications Inc.                    5,500             262,625
  Sprint Corporation                         3,000              60,937
  Verizon Communications Inc.                6,000             300,750
                                                           -----------
                                                               904,562
                                                           -----------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $11,124,541)                               15,433,566
----------------------------------------------------------------------

FOREIGN STOCKS -- 2.74%
----------------------------------------------------------------------
CRUDE & PETROLEUM -- 1.80%
  BP Amoco (ADR)                             3,500             167,562
  Royal Dutch Petroleum Company
    (ADR)                                    2,300             139,294
                                                           -----------
                                                               306,856
PHARMACEUTICALS -- 0.94%
  Glaxosmithkline (ADR) (a)                  2,845             159,320
                                                           -----------

TOTAL FOREIGN STOCKS
(IDENTIFIED COST $327,749)                                     466,176
----------------------------------------------------------------------

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------

COMMERCIAL PAPER -- 4.32%
----------------------------------------------------------------------
Avaya Inc.
  8.10% due 01/12/01                      $735,000         $   733,181
                                                           -----------

TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $733,181)                                     733,181
----------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.04%
----------------------------------------------------------------------
  State Street Bank & Trust
  Repurchase Agreement,
  6.00% due 01/02/01
  Maturity Value $347,231
  Collateral: U.S. Treasury Note
  $305,000, 6.625% due 02/15/27,
  Value $364,706                           347,000             347,000
                                                           -----------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $347,000)                                     347,000
----------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $12,532,471)                              $16,979,923
OTHER ASSETS LESS LIABILITIES -- 0.07%                          12,685
                                                           -----------

NET ASSETS -- 100%                                         $16,992,608
======================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

     The Intermediate Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through investment in bonds with maturities averaging between four and eight years. The Portfolio maintained an average maturity of 4.94 years as of December 31, 2000.

     For the one year period ended December 31, 2000, the Portfolio earned a total return of 7.94% and for the five and ten year periods the Portfolio earned average annual returns of 5.36% and 6.91% respectively.

     The bond market finished a very tough year with a bang. All fixed income sectors recorded positive returns in December. During the fourth quarter, interest rates, as measured by the benchmark five-year U.S. Treasury, plunged 86 basis points to close near 5.00%; and the yield curve twisted in another reshaping. The spread differential between the 2-year U.S. Treasury note and the 30-year U.S. Treasury bond reverted to its historical positive relationship (an upsloping curve), however, the intermediate part of the curve, the five-year sector, remained inverted relative to the front end.

     The U.S. economy slowed considerably towards the end of 2000. Consumer confidence and spending plunged, business capital spending budgets were slashed and equity markets plummeted. Hence, in mid-December, the Federal Reserve shifted towards an "easing" bias providing markets with the assurance that monetary policy could be relaxed if necessary.

     The corporate sector ended the year on a strong note. After two months of dramatic spread widening caused by the deterioration of corporate credit fundamentals and structural changes in the marketplace, corporate bonds outperformed almost all other fixed income sectors in December, with the exception of agencies. High-quality paper performed extremely well as is expected during turbulent times. Agencies tightened sharply, performing extremely well in 2000.

     Our outlook for the first half of 2001 is that the Fed will try to prevent the U.S. economy from going into a recession by cutting the fed funds rate by at least 1.00%. Fiscal stimulus--tax cuts--from the new administration will also aid the slowing economy. These measures, along with strong technicals should bode well for the U.S. credit markets.

     We maintained our overweight position to spread product and we increased our exposure to the U.S. Treasury sector. Going forward, we will continue to maintain a neutral stance towards spread product by not adding to our corporate exposure, as we feel comfortable with our current overweight position. The Portfolio's breakdown by sectors as of December 31, 2000 was as follows:
Corporates 45%, U.S. Treasuries 33%, Agencies 6%, Mortgage-backed securities 6%, Asset-backed securities 7%, with the balance in cash equivalents. The average Moody's rating on the bonds in the Portfolio is Aa3, reflecting emphasis on higher quality debt issuers.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                         GROWTH OF A $10,000 INVESTMENT

[MONY SERIES FUND LINE GRAPH]

                                                                   MONY INTERMEDIATE BOND         LEHMAN BROS INT GOV/CORP INDEX
                                                                   ----------------------         ------------------------------
12/31/89                                                               $  10,000.00                      $    10,000.00
12/31/90                                                               $  10,695.90                      $    10,915.70
12/31/91                                                               $  12,330.40                      $    12,511.50
12/31/92                                                               $  13,182.60                      $    13,409.20
12/31/93                                                               $  14,217.30                      $    14,587.40
12/31/94                                                               $  14,001.20                      $    14,305.80
12/31/95                                                               $  16,076.60                      $    16,499.50
12/31/96                                                               $  16,669.80                      $    17,167.10
12/31/97                                                               $  17,954.40                      $    18,518.00
12/31/98                                                               $  19,289.60                      $    20,080.50
12/31/99                                                               $  19,334.90                      $    20,157.80


----------------------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------------------------------------
                                                               1 YEAR     5 YEARS    10 YEARS
                                                              --------   ---------   --------
MONY SERIES FUND, INC. INTERMEDIATE TERM BOND PORTFOLIO.....    7.94%       5.36%      6.91%
Lehman Brothers Intermediate Government/Corporate Bond
  Index*....................................................   10.11%       6.11%      7.36%
----------------------------------------------------------------------------------------------

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Corporate Bond Index and Government Bond Index that have maturities of one to 9.99 years. It includes reinvested interest and excludes any transaction or holding charges. One cannot invest directly in an index.

                             MONY SERIES FUND, INC.
                        INTERMEDIATE TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

FINANCIAL INSTITUTIONS --            NUMBER OF SHARES OR
12.41%                                PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
BankBoston Corporation
  6.625% due 02/01/04                    $1,000,000        $ 1,003,290
Bear Stearns Company Inc.
  7.25% due 10/15/06                      1,000,000          1,007,777
Chase Manhattan Corporation Capital
  7.336% due 08/01/28                     1,000,000            926,197
Finova Capital Corporation
  6.25% due 11/01/02                      1,000,000            640,710
Ford Motor Credit Company
  7.25% due 01/15/03                      1,000,000          1,013,600
General Motors Acceptance
  Corporation
  7.125% due 05/01/03                     1,000,000          1,008,091
Provident Bank
  6.375% due 01/15/04                     1,000,000            956,638
                                                           -----------
TOTAL FINANCIAL INSTITUTIONS
(IDENTIFIED COST $6,979,119)                                 6,556,303
----------------------------------------------------------------------
INDUSTRIAL -- 20.98%
----------------------------------------------------------------------
Conoco Inc.
  5.90% due 04/15/04                      1,000,000            990,798
CSX Corporation
  7.25% due 05/01/04                      1,000,000          1,013,635
Delphi Automotive Systems
  Corporation
  6.125% due 05/01/04                     1,000,000            962,761
First Data Corporation
  6.75% due 07/15/05                      1,000,000          1,005,532
Illinois Central Railroad Company
  6.75% due 05/15/03                      1,000,000          1,020,042
Philip Morris Companies Inc.
  7.50% due 04/01/04                      1,000,000          1,011,943
Phillips Petroleum Company
  8.75% due 05/25/10                      1,000,000          1,144,034
Potash Corporation Saskatchewan
  Inc.
  7.125% due 06/15/07                     1,000,000            956,985
Tyco International Group
  6.375% due 06/15/05                     1,000,000            995,021
USA Waste Services Inc.
  7.00% due 10/01/04                      1,000,000            980,355
Worldcom Inc.
  6.125% due 08/15/01                     1,000,000            996,530
                                                           -----------
TOTAL INDUSTRIAL
(IDENTIFIED COST $10,985,454)                               11,077,636
----------------------------------------------------------------------
UTILITIES -- 7.60%
----------------------------------------------------------------------
Arizona Public Service Company
  5.875% due 02/15/04                     1,000,000            978,373
Commonwealth Edison Company
  7.00% due 07/01/05                      1,000,000          1,018,689
National Rural Utilities
  Cooperative Finance
  6.75% due 09/01/01                      1,000,000          1,003,075
Potomac Edison Company
  8.00% due 06/01/06                      1,000,000          1,011,104
                                                           -----------
TOTAL UTILITIES
(IDENTIFIED COST $3,989,776)                                 4,011,241
----------------------------------------------------------------------

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
YANKEE BONDS -- 4.40%
----------------------------------------------------------------------
International Bank for
  Reconstruction & Development
  5.625% due 03/17/03                    $1,000,000        $ 1,001,236
Laidlaw Inc. (b)
  7.70% due 08/15/02                      1,000,000            285,000
Province of British Columbia
  7.25% due 09/01/36                      1,000,000          1,038,847
                                                           -----------
TOTAL YANKEE BONDS
(IDENTIFIED COST $2,992,293)                                 2,325,083
----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.48%
----------------------------------------------------------------------
Chemical Master Credit Card Trust
  One 5.98% due 09/15/08                  1,000,000            998,866
Comed Transitional Funding Trust
  5.74% due 12/25/10                      1,000,000            970,955
Peco Energy Transition Trust
  6.13% due 03/01/09                      1,000,000            987,955
Student Loan Marketing Association
  6.504% due 01/03/01                     1,000,000            993,525
                                                           -----------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $3,998,168)                                 3,951,301
----------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 5.72%
----------------------------------------------------------------------
Fannie Mae REMIC
  7.00% due 01/25/03                      1,000,000          1,004,195
Freddie Mac CMO
  6.50% due 02/15/21                      2,000,000          2,018,238
                                                           -----------
TOTAL MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $2,974,400)                                 3,022,433
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.73%
----------------------------------------------------------------------
FEDERAL HOME LOAN BANKS -- 1.89%
  5.125% due 04/17/01                     1,000,000            997,015
FREDDIE MAC -- 3.84%
  7.00% due 02/15/03                      1,000,000          1,028,275
  6.30% due 06/01/04                      1,000,000            998,156
                                                           -----------
                                                             2,026,431
                                                           -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $2,971,397)                                 3,023,446
----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 33.07%
----------------------------------------------------------------------
U.S. TREASURY NOTES -- 31.77%
  6.625% due 05/31/02                     4,500,000          4,578,579
  5.75% due 04/30/03                        500,000            506,612
  5.75% due 08/15/03                      2,000,000          2,030,314
  7.50% due 02/15/05                      1,000,000          1,087,905
  6.875% due 05/15/06                     1,500,000          1,623,399
  6.50% due 10/15/06                      6,000,000          6,405,474
  6.50% due 02/15/10                        500,000            547,382
                                                           -----------
                                                            16,779,665
U.S. TREASURY BONDS -- 1.30%
  8.75% due 08/15/20                        500,000            687,352
                                                           -----------
TOTAL U.S. TREASURY OBLIGATIONS
(IDENTIFIED COST $17,131,834)                               17,467,017
----------------------------------------------------------------------

                             MONY SERIES FUND, INC.
                INTERMEDIATE TERM BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
REPURCHASE AGREEMENT -- 1.10%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $580,387
    Collateral: U.S. Treasury Note
    $450,000, 8.125% due 08/15/19,
    Value $611,830                       $  580,000        $   580,000
                                                           -----------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $580,000)                                     580,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $52,602,441)                              $52,014,460
OTHER ASSETS LESS LIABILITIES -- 1.51%                         797,074
                                                           -----------
NET ASSETS -- 100%                                         $52,811,534
======================================================================

(b) Security in default; Portfolio has ceased accrual of interest.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

     The Long Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through investment in bonds with maturities generally longer than eight years. The Portfolio's performance is expected to be more volatile than other fixed income funds with shorter average maturities, with both the Portfolio's risk and ultimate return expected to be greater. The Portfolio had an average maturity of
19.3 years and a duration of 10.0 years as of December 31, 2000.

     For the one year period ended December 31, 2000, the Portfolio earned a total return of 15.61% and for the five and ten year periods the Portfolio earned average annual returns of 5.87% and 9.02% respectively. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts.

     The bond market ended the year strong with interest rates, as measured by the benchmark thirty-year U.S. Treasury, dropping from 6.48% at the beginning of the year to 5.45% at year end. The yield curve reshaped back to a steeper curve after experiencing much of the year inverted. Most of the steepening occurred in the latter part of December, as the front end of the curve rallied significantly to reflect an imminent interest rate cut by the Federal Reserve.

     Economic growth in the U.S. slowed considerably towards the end of 2000. Consumer confidence and spending plunged, capital spending budgets were slashed and inventories rose rapidly. Tight credit standards, higher debt service, and increased negative pre-earnings announcements have added much trepidation within the credit markets. The equity markets declined significantly since the spring and market participants, becoming more anticipatory, have started to factor in the probability of a recession in 2001.

     While the corporate market ended the year on a strong note it represented a bifurcated sector. Corporates that outperformed were higher quality credits with large size issuances, which enabled greater liquidity in the marketplace. In contrast were weaker rated credits--junk bonds. Spreads between high-grade corporate issues and junk bonds rose to levels not seen in a long time. Deteriorating credit fundamentals were evidenced by the higher ratio of rating agencys' downgrades-to-upgrades. Widening credit spreads were not solely attributable to deteriorating credit fundaments but also to rapidly declining Treasury rates: government Treasury buybacks caused a scarcity premium to Treasury bonds that drove their yields much lower. Looking toward the beginning of 2001, we see upside opportunities within the corporate market. New corporate bond issuances and pent-up investor cash levels should restore a positive tone. Further Fed easings and a steeper yield curve also bode well for corporate investors. We advocate remaining in higher quality, less cyclical corporate issuers until evidence of a pick up in the economy is apparent. The defense sector and the energy sector (with emphasis on natural gas) will remain the focus.

     The Portfolio is currently invested in 33 corporate issuers, comprising 38% of total invested assets, U.S. Treasury issues represent 49%, with 6% in Agencies. The remaining 7% represent cash equivalents. Our continued emphasis on higher quality is reflected in the average Moody's rating on issues in the Portfolio is Aa2.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                         GROWTH OF A $10,000 INVESTMENT

[LONG TERM BOND PORTFOLIO LINE GRAPH]

                                                                                                  LEHMAN BROTHERS LONG GOV/CORP
                                                                    MONY LONG TERM BOND                       INDEX
                                                                    -------------------           -----------------------------
12/31/89                                                              $   10,000.00                     $     10,000.00
12/31/90                                                              $   10,626.20                     $     10,645.00
12/31/91                                                              $   12,498.50                     $     12,723.90
12/31/92                                                              $   13,596.20                     $     13,809.50
12/31/93                                                              $   15,531.00                     $     16,040.60
12/31/94                                                              $   14,577.60                     $     14,902.30
12/31/95                                                              $   18,956.60                     $     19,365.50
12/31/96                                                              $   18,897.80                     $     19,393.30
12/31/97                                                              $   21,437.90                     $     22,209.40
12/31/98                                                              $   23,598.80                     $     24,823.60
12/31/99                                                              $   21,804.30                     $     22,923.50


--------------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------
                                                              1 YEAR       5 YEARS       10 YEARS
                                                              ------       -------       --------
MONY SERIES FUND, INC. LONG TERM BOND PORTFOLIO               15.61%        5.87%          9.02%
Lehman Brothers Long Government/Corporate Bond Index*         16.15%        6.57%          9.60%
--------------------------------------------------------------------------------------------------


     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The Lehman Brothers Long Government/Corporate Bond Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Corporate Bond Index and Government Bond Index that have maturities of ten years or longer. It includes reinvested interest and excludes any transaction or holding charges. One cannot invest directly in an index.

                             MONY SERIES FUND, INC.
                            LONG TERM BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    ----------------------------------
U.S. TREASURY OBLIGATIONS -- 49.11%
----------------------------------------------------------------------
U.S. TREASURY BONDS -- 47.51%
  7.50% due 11/15/16                   $  5,000,000       $  6,032,330
  7.875% due 02/15/21                     9,000,000         11,465,793
  6.75% due 08/15/26                      9,000,000         10,402,038
  6.625% due 02/15/27                    11,000,000         12,564,453
  3.625% due 04/15/28                     1,000,000            981,774
  5.50% due 08/15/28                      3,000,000          2,977,731
  P/O 6.775% due 05/15/17                11,000,000          4,391,134
                                                          ------------
                                                            48,815,253
U.S. TREASURY NOTE -- 1.60%
  6.50% due 02/15/10                      1,500,000          1,642,148
                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
(IDENTIFIED COST $49,415,447)                               50,457,401
----------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 6.67%
----------------------------------------------------------------------
Aetna Inc.
  7.625% due 08/15/26                     1,000,000            985,139
Fifth Third Capital Trust I
  8.136% due 03/15/27                     2,000,000          1,918,980
MBIA Inc.
  7.15% due 07/15/27                      1,000,000            925,748
Swiss Bank Corporation
  7.75% due 09/01/26                      2,000,000          2,079,456
Wachovia Corporation New
  6.15% due 03/15/09                      1,000,000            940,383
                                                          ------------
TOTAL FINANCIAL INSTITUTIONS
(IDENTIFIED COST $7,025,044)                                 6,849,706
----------------------------------------------------------------------
INDUSTRIAL -- 17.33%
----------------------------------------------------------------------
Alberta Energy Ltd.
  8.125% due 09/15/30                     1,000,000          1,064,693
Boeing Company
  8.625% due 11/15/31                     1,000,000          1,205,845
Burlington Northern Santa Fe
  Corporation
  6.75% due 03/15/29                      1,000,000            912,960
Columbia/HCA Healthcare
  Corporation
  7.69% due 06/15/25                      1,000,000            876,794
Conoco Inc.
  6.95% due 04/15/29                      1,000,000            982,160
Enersis
  7.40% due 12/01/16                      1,000,000            894,446
Federal Express Corporation Pass
  Through
  7.50% due 01/15/18                      1,888,412          1,953,458
Ford Motor Company
  6.375% due 02/01/29                     2,000,000          1,641,182
Fort James Corporation
  7.75% due 11/15/23                      1,000,000            827,489
Lockheed Martin Corporation
  7.65% due 05/01/16                      1,000,000          1,060,371
Phillips Petroleum Company
  8.75% due 05/25/10                      1,000,000          1,144,034
Texaco Capital Inc.
  9.75% due 03/15/20                      1,000,000          1,316,170

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   ------------
Tyco International Group
  7.00% due 06/15/28                   $  2,000,000       $  1,899,124
USA Waste Services Inc.
  7.00% due 10/01/04                      1,000,000            980,355
Wal-Mart Stores Inc.
  6.875% due 08/10/09                     1,000,000          1,047,390
                                                          ------------
TOTAL INDUSTRIAL
(IDENTIFIED COST $17,904,434)                               17,806,471
----------------------------------------------------------------------
UTILITIES -- 6.61%
----------------------------------------------------------------------
BellSouth Capital Funding
  Corporation
  7.875% due 02/15/30                     1,000,000          1,028,830
Commonwealth Edison Company
  7.00% due 07/01/05                      1,000,000          1,018,689
General Electric Capital
  Corporation Medium Term Note
  6.875% due 11/15/10                     1,000,000          1,048,601
GTE North Inc.
  7.625% due 05/15/26                     1,000,000            976,680
National Rural Utilities
  Cooperative Finance
  5.70% due 01/15/10                      2,000,000          1,865,636
Worldcom Inc.
  6.95% due 08/15/28                      1,000,000            851,274
                                                          ------------
TOTAL UTILITIES
(IDENTIFIED COST $7,041,466)                                 6,789,710
----------------------------------------------------------------------
YANKEE BONDS -- 3.45%
----------------------------------------------------------------------
Hydro Quebec
  8.50% due 12/01/29                      1,000,000          1,177,390
Laidlaw Inc. (b)
  7.875% due 04/15/05                     1,000,000            285,000
Legrand
  8.50% due 02/15/25                      1,000,000          1,039,458
Province of British Columbia
  7.25% due 09/01/36                      1,000,000          1,038,847
                                                          ------------
TOTAL YANKEE BONDS
(IDENTIFIED COST $4,072,725)                                 3,540,695
----------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 3.89%
----------------------------------------------------------------------
Comed Transitional Funding Trust
  5.74% due 12/25/10                      1,000,000            970,955
Peco Energy Transition Trust
  6.13% due 03/01/09                      2,000,000          1,975,910
Standard Credit Card Master Trust
  I
  7.25% due 04/07/08                      1,000,000          1,051,261
                                                          ------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $4,039,747)                                 3,998,126
----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.93%
----------------------------------------------------------------------
FANNIE MAE -- 2.95%
  6.25% due 05/15/29                      1,000,000          1,008,441
  REMIC
    7.50% due 09/25/22                    2,000,000          2,025,013
                                                          ------------
                                                             3,033,454

                             MONY SERIES FUND, INC.
                    LONG TERM BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   ------------
FEDERAL AGENCIES -- 0.97%
  Tennessee Valley Authority
    6.00% due 03/15/13                 $  1,000,000       $    992,301
FREDDIE MAC -- 2.01%
  6.875% due 09/15/10                     1,000,000          1,068,009
  6.85% due 01/15/22                      1,000,000          1,000,485
                                                          ------------
                                                             2,068,494
                                                          ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $5,872,165)                                 6,094,249
----------------------------------------------------------------------
COMMERCIAL PAPER -- 5.13%
----------------------------------------------------------------------
  American Telephone & Telegraph
    Company,
    6.60% due 01/04/01                    2,271,000          2,269,751
  Colonial Pipeline Co.
    6.70% due 01/12/01                    2,000,000          1,995,905
  Countrywide Home Loans Inc.
    6.52% due 01/02/01                    1,000,000            999,819
                                                          ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $5,265,475)                                 5,265,475
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $100,636,503)                            $100,801,833
OTHER ASSETS LESS LIABILITIES -- 1.88%                       1,930,692
                                                          ------------
NET ASSETS -- 100%                                        $102,732,525
======================================================================

P/O -- Principal-only stripped security. The rate shown is the effective yield.

(b) Security in default; Portfolio has ceased accrual of interest.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                             DIVERSIFIED PORTFOLIO

     2000 was a tale of three markets. The hi-flying "TeCoMa" darlings (technology, communications, media) of earlier years accelerated their slide and brought some major indices back to 1999 levels, including a punishing -39% decline for the NASDAQ. "Old economy" stocks actually did rather well, showing life after two years of pale performance. And, for the first time in six years, bonds outperformed stocks. At year-end, the economy was clearly slowing sharply, and the outlook for corporate profits, squeezed between flat sales and higher labor and energy costs, was clouded. The question for 2001 is, will Alan Greenspan ease interest rates timely enough to prevent a full recession without re-igniting a return of dot-com irrationality? We think that he will, especially with the assistance of an early spring tax cut from the new administration. After potential negative economic growth in the first quarter, we see Fed Funds at 5.00% by mid-year, and flattish returns for most equity indices before a more positive tone appears mid-year.

     For the one year period ended December 31, 2000, the Portfolio earned a total return of -6.55% and for the five and ten year periods the Portfolio earned average annual returns of 16.63% and 14.02% respectively. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts.

     As of December 31, 2000, the Diversified Portfolio was invested 81% in common stocks, 18% in bonds, and 1% in cash equivalents.

                         GROWTH OF A $10,000 INVESTMENT

[DIVERSIFIED PORTFOLIO LINE GRAPH]

                                                                  MONY SERIES DIVERSIFIED                  S&P 500 INDEX
                                                                  -----------------------                 ----------------
12/31/89                                                            $      10,000.00                       $   10,000.00
12/31/90                                                            $      10,244.20                       $    9,689.50
12/31/91                                                            $      12,336.10                       $   12,641.70
12/31/92                                                            $      12,460.50                       $   13,604.70
12/31/93                                                            $      13,823.50                       $   14,976.00
12/31/94                                                            $      13,965.60                       $   15,173.80
12/31/95                                                            $      17,640.40                       $   20,876.60
12/31/96                                                            $      20,187.70                       $   25,668.90
12/31/97                                                            $      25,228.20                       $   34,232.80
12/31/98                                                            $      31,220.60                       $   44,012.30
12/31/99                                                            $      40,730.60                       $   53,269.30


--------------------------------------------------------------------------------------------------
                                     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------------------------
                                                              1 YEAR       5 YEARS       10 YEARS
                                                              ------       -------       --------
MONY SERIES FUND, INC. DIVERSIFIED PORTFOLIO                  -6.55%       16.63%         14.02%
S&P 500 Index*                                                -9.11%       18.32%         17.45%
--------------------------------------------------------------------------------------------------

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. One cannot invest directly in an index.

                             MONY SERIES FUND, INC.
                             DIVERSIFIED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

DOMESTIC COMMON                       NUMBER OF SHARES OR
STOCKS -- 77.12%                       PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------
AUTOMOTIVE -- 0.49%
  Ford Motor Company                            600         $   14,062
BANKING -- 2.69%
  Bank of New York Company Inc.                 500             27,594
  Chase Manhattan Corporation                   400             18,175
  FleetBoston Financial Corporation             400             15,025
  J.P. Morgan & Company Inc.                    100             16,550
                                                            ----------
                                                                77,344
BROADCASTING -- 2.39%
  Infinity Broadcasting Corporation
    (Class A) (a)                               500             13,969
  Time Warner Inc.                              600             31,344
  Viacom Inc. (a)                               500             23,375
                                                            ----------
                                                                68,688
BUSINESS SERVICES -- 0.88%
  Automatic Data Processing Inc.                400             25,325
CABLE -- 3.23%
  Cablevision Systems Corporation
    (Class A) (a)                               600             50,962
  Comcast Corporation                         1,000             41,750
                                                            ----------
                                                                92,712
CHEMICALS -- 1.14%
  Dow Chemical Company                          500             18,312
  Du Pont (E.I.) de Nemours &
    Company                                     300             14,494
                                                            ----------
                                                                32,806
COMPUTER HARDWARE -- 4.82%
  Cisco Systems Inc. (a)                      1,000             38,250
  Dell Computer Corporation (a)                 600             10,463
  EMC Corporation (a)                           600             39,900
  Hewlett-Packard Company                       500             15,781
  International Business Machines
    Corporation                                 400             34,000
                                                            ----------
                                                               138,394
COMPUTER SERVICES -- 1.58%
  America Online Inc. (a)                       500             17,400
  Sun Microsystems Inc. (a)                   1,000             27,875
                                                            ----------
                                                                45,275
COMPUTER SOFTWARE -- 1.77%
  Microsoft Corporation (a)                     500             21,688
  Oracle Corporation (a)                      1,000             29,062
                                                            ----------
                                                                50,750
CONSUMER NON-DURABLES -- 1.17%
  Avon Products Inc.                            700             33,512
CRUDE & PETROLEUM -- 5.16%
  Anadarko Petroleum Corporation                400             28,432
  Chevron Corporation                           300             25,331
  Exxon Mobil Corporation                       800             69,550
  Texaco Inc.                                   400             24,850
                                                            ----------
                                                               148,163
ELECTRICAL EQUIPMENT -- 4.15%
  Emerson Electric Company                      600             47,288
  General Electric Company                    1,500             71,906
                                                            ----------
                                                               119,194

                                      NUMBER OF SHARES OR
                                       PRINCIPAL AMOUNT       VALUE
                                      -------------------   ----------
ENERGY -- 3.71%
  AES Corporation (a)                           200         $   11,075
  Calpine Corporation (a)                       300             13,519
  Dynegy Inc.                                   200             11,213
  El Paso Energy Corporation                    300             21,487
  Enron Corporation                             400             33,250
  Williams Companies Inc.                       400             15,975
                                                            ----------
                                                               106,519
FOOD, BEVERAGES & TOBACCO -- 2.52%
  Anheuser-Busch Companies, Inc.                400             18,200
  Coca-Cola Company                             400             24,375
  PepsiCo Inc.                                  600             29,737
                                                            ----------
                                                                72,312
MACHINERY -- 1.02%
  Ingersoll-Rand Company                        700             29,313
MEDICAL SERVICES -- 1.05%
  Biogen Inc. (a)                               500             30,031
MISC. FINANCIAL SERVICES -- 4.35%
  American Express Company                      900             49,444
  Citigroup Inc.                                800             40,850
  Fannie Mae                                    400             34,700
                                                            ----------
                                                               124,994
MULTI-LINE INSURANCE -- 2.75%
  American International Group Inc.             800             78,850
OIL SERVICES -- 7.83%
  Baker Hughes Inc.                             500             20,781
  BJ Services Company (a)                       300             20,662
  Diamond Offshore Drilling Inc.                400             16,000
  Grant Prideco, Inc.                           600             13,163
  Halliburton Company                           400             14,500
  Kerr-McGee Corporation                        400             26,775
  Nabors Industries Inc. (a)                    400             23,660
  Phillips Petroleum Company                    400             22,750
  Schlumberger Ltd.                             200             15,988
  Tidewater Inc.                                400             17,750
  Transocean Sedco Forex Inc.                   300             13,800
  Weatherford International Inc. (a)            400             18,900
                                                            ----------
                                                               224,729
PAPER & FOREST PRODUCTS -- 1.16%
  Bowater Inc.                                  300             16,913
  International Paper Company                   400             16,325
                                                            ----------
                                                                33,238
PHARMACEUTICALS -- 11.52%
  Abbott Laboratories                           500             24,219
  American Home Products Corporation            600             38,130
  Baxter International Inc.                     300             26,494
  Bristol-Myers Squibb Company                  500             36,968
  Eli Lilly & Company                           300             27,919
  Johnson & Johnson                             300             31,519
  Merck & Company Inc.                          400             37,450
  Pfizer Inc.                                 1,200             55,200
  Pharmacia Corporation                         400             24,400
  Schering-Plough Corporation                   500             28,375
                                                            ----------
                                                               330,674
PROPERTY-CASUALTY INSURANCE -- 1.20%
  Chubb Corporation                             400             34,600
RETAIL -- 0.79%
  Home Depot Inc.                               500             22,844

                             MONY SERIES FUND, INC.
                      DIVERSIFIED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                      NUMBER OF SHARES OR
                                       PRINCIPAL AMOUNT       VALUE
                                      -------------------   ----------
SEMICONDUCTORS -- 2.60%
  Applied Materials Inc. (a)                    500         $   19,094
  Intel Corporation                             900             27,056
  Texas Instruments Inc.                        600             28,425
                                                            ----------
                                                                74,575
TELECOMMUNICATIONS -- 5.87%
  BellSouth Corporation                         700             28,656
  Global Crossing Ltd. (a)                      600              8,588
  Qwest Communications International
    Inc. (a)                                    500             20,500
  SBC Communications Inc.                       400             19,100
  Tellabs Inc. (a)                              500             28,250
  United Technologies Corporation               400             31,450
  Verizon Communications Inc.                   500             25,062
  WorldCom Inc. (a)                             500              7,031
                                                            ----------
                                                               168,637
WIRELESS COMMUNICATIONS -- 1.28%
  Motorola Inc.                                 800             16,200
  Sprint PCS (a)                              1,000             20,437
                                                            ----------
                                                                36,637
                                                            ----------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $1,608,236)                                 2,214,178
----------------------------------------------------------------------

                                      NUMBER OF SHARES OR
                                       PRINCIPAL AMOUNT       VALUE
                                      -------------------   ----------
FOREIGN STOCKS -- 3.99%
----------------------------------------------------------------------
CRUDE & PETROLEUM -- 0.83%
  BP Amoco (ADR)                                500         $   23,938
PHARMACEUTICALS -- 0.89%
  GlaxoSmithKline (ADR)                         455             25,491
TELECOMMUNICATIONS -- 0.45%
  Nortel Networks Corporation                   400             12,825
WIRELESS COMMUNICATIONS -- 1.82%
  Nokia Corporation (Class A) (ADR)           1,200             52,200
                                                            ----------
TOTAL FOREIGN STOCKS
(IDENTIFIED COST $81,766)                                      114,454
----------------------------------------------------------------------
U.S. TREASURY NOTES -- 17.90%
----------------------------------------------------------------------
7.50% due 05/15/02                         $500,000            514,112
                                                            ----------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $504,686)                                     514,112
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $2,194,688)                                $2,842,744

OTHER ASSETS LESS LIABILITIES -- 0.99%                          28,428
                                                            ----------
NET ASSETS -- 100%                                          $2,871,172
======================================================================

(a) Non-income producing security.
(ADR) American Depository Receipt.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

     U.S. Treasury and Agency securities continued their strong rally over the course of the fourth quarter, as early signs of a sharply slowing economy raised hopes for Federal Reserve monetary easing. Inflation still remains contained, despite cyclically low unemployment, and sharply higher energy prices. Yields on the benchmark 5-year Treasury note ratcheted downward, from 5.85%, to end the year near the low for the year at 5.00%. The yield curve remained inverted, with intermediate maturity treasury securities trade at lower yields than those of shorter maturities. U.S. Government Agency and mortgage-backed securities slowly improved, with gradually lower yield risk premiums. The Portfolio ended the period in a slightly underinvested posture, reflecting our view that the market has gotten ahead of the economic fundamentals.

     The Government Securities Portfolio is a bond fund that seeks to maximize income and capital appreciation through the investment in high quality debt obligations issued or guaranteed by the U.S. Government, its Agencies, and instrumentalities. The Portfolio is expected to have a dollar-weighted average life between two and six years under most circumstances. The Portfolio had an average maturity of 3.9 years at December 31, 2000.

     For the one and five year periods ended December 31, 2000, the Portfolio earned total returns of 9.70% and 5.56% respectively. Since inception in May 1991, the Portfolio earned an average annual return of 6.36% for the period ended December 31, 2000. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts.

     The Portfolio is currently invested 98% in U.S. Treasury and Agency, or U.S. Government guaranteed obligations with the remaining in cash equivalents. Investments made in the Government Securities Portfolio are not insured nor guaranteed by the U.S. Government.

                         GROWTH OF A $10,000 INVESTMENT

[GOVERNMENT SECURITIES PORTFOLIO LINE GRAPH]

                                                                                                 LEHMAN BROTHERS INTERMEDIATE GOV
                                                                 MONY GOVERNMENT SECURITIES                 BOND INDEX
                                                                 --------------------------      --------------------------------
5/1/91                                                              $     10,000.00                    $      10,000.00
12/31/91                                                            $     10,973.90                    $      11,051.00
12/31/92                                                            $     11,742.70                    $      11,816.70
12/31/93                                                            $     12,698.20                    $      12,782.10
12/31/94                                                            $     12,493.30                    $      12,559.00
12/31/95                                                            $     13,853.80                    $      14,369.00
12/31/96                                                            $     14,355.80                    $      14,952.50
12/31/97                                                            $     15,385.90                    $      16,107.20
12/31/98                                                            $     16,440.50                    $      17,474.10
12/31/99                                                            $     16,549.00                    $      17,559.10

---------------------------------------------------------------------------------------------------------
                                       AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------------------------------------------------
                                                              1 YEAR       5 YEARS       5/1/91-12/31/00
                                                              ------       -------       ---------------
MONY SERIES FUND, INC. GOVERNMENT SECURITIES PORTFOLIO         9.70%        5.56%             6.36%
Lehman Brothers Intermediate Government Bond Index*           10.47%        6.19%             7.09%
---------------------------------------------------------------------------------------------------------

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     * The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US government with maturities of one to 9.99 years. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. One cannot invest directly in an index.

                             MONY SERIES FUND, INC.
                        GOVERNMENT SECURITIES PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

U.S. GOVERNMENT AGENCY               NUMBER OF SHARES OR
OBLIGATIONS -- 76.31%                 PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
FANNIE MAE -- 13.03%
  5.75% due 04/15/03                     $2,000,000        $ 2,007,970
  5.875% due 04/23/04                     1,000,000            993,578
  Discount Note
    6.44% due 01/10/01                    1,300,000          1,297,907
  Discount Note
    6.20% due 01/26/01                    1,000,000            995,694
  REMIC
    7.00% due 01/25/03                      285,000            286,196
  REMIC
    6.50% due 10/25/03                    1,278,092          1,300,606
  REMIC
    5.75% due 08/25/18                       80,396             80,009
                                                           -----------
                                                             6,961,960
FEDERAL AGENCIES -- 29.17%
  Attransco Inc. Guaranteed
    6.12% due 04/01/08                    1,596,168          1,598,099
  Overseas Private Investor
    Corporation
    7.05% due 11/15/13                    2,785,714          2,911,447
  Private Export Funding Corporation
    7.01% due 04/30/04                    2,000,000          2,082,370
  Private Export Funding Corporation
    5.25% due 05/15/05                    2,500,000          2,455,320
  Private Export Funding Corporation
    7.65% due 05/15/06                    1,000,000          1,086,500
  Tennessee Valley Authority
    6.375% due 06/15/05                     500,000            512,346
  Tennessee Valley Authority
    5.375% due 11/13/08                   2,000,000          1,921,634
  Tennessee Valley Authority
    6.00% due 03/15/13                    1,000,000            992,301
  U.S. Department of Housing & Urban
    Development
    6.23% due 08/01/02                    2,000,000          2,018,980
                                                           -----------
                                                            15,578,997
FEDERAL HOME LOAN BANKS -- 7.46%
  4.875% due 01/22/02                     1,000,000            991,564
  5.125% due 02/26/02                     1,000,000            993,959
  5.50% due 01/21/03                      2,000,000          1,997,458
                                                           -----------
                                                             3,982,981

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
FREDDIE MAC -- 23.09%
  6.00% due 07/20/01                     $5,000,000        $ 4,994,795
  6.30% due 06/01/04                      3,000,000          2,994,468
  6.50% due 11/15/21                      1,500,000          1,506,041
  6.50% due 03/15/26                      1,000,000            971,855
  Discount Note
    6.43% due 01/02/01                      869,000            868,845
  Discount Note
    6.29% due 01/30/01                    1,000,000            994,933
                                                           -----------
                                                            12,330,937
GINNIE MAE -- 3.56%
  7.50% due 05/15/24                        314,606            321,370
  7.50% due 10/15/24                        125,423            128,120
  7.00% due 09/20/28                      1,451,795          1,452,100
                                                           -----------
                                                             1,901,590
                                                           -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(IDENTIFIED COST $40,572,300)                               40,756,465
----------------------------------------------------------------------
U.S. TREASURY NOTES -- 21.32%
----------------------------------------------------------------------
  6.25% due 01/31/02                      3,000,000          3,024,909
  5.50% due 01/31/03                      3,000,000          3,021,909
  6.50% due 10/15/06                      5,000,000          5,337,895
                                                           -----------
TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $11,282,809)                               11,384,713
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.50%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $803,535
    Collateral: U.S. Treasury Bond
    $620,000, 8.125% due 08/15/19,
    Value $842,966                          803,000            803,000
                                                           -----------
TOTAL REPURCHASE AGREEMENT
  (IDENTIFIED COST $803,000)                                   803,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $52,658,109)                              $52,944,178

OTHER ASSETS LESS LIABILITIES -- 0.87%                         465,158
                                                           -----------
NET ASSETS -- 100%                                         $53,409,336
======================================================================

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

     As the fourth quarter played out, it became increasingly clear that the U.S. economy was rapidly losing momentum. A litany of problems cropped up including disappointing retail sales (particularly auto sales), soft manufacturing orders, an uptick in unemployment claims, and capital market weakness to mention a few. The increasingly weak performance of the U.S. economy moved the Federal Reserve Board to remove its tightening bias at the December 18 FOMC meeting and shift to an easing bias. The Fed cited broad-based deceleration across the economy and a pronounced drop-off in consumer sentiment in changing its stance. In fact, the pace of economic growth in Chairman Greenspan's eyes was falling so markedly that he pushed through a rare between meeting 0.5% easing of the federal funds rate target on January 3, 2001. Money market rates adjusted immediately by dropping 0.5% or more across the board. Now the fixed income markets are pricing in further Fed easing of another 0.5% at the January 30-31 meeting with an additional 0.5% interest rate ease seen later in 2001 (if not before the end of the first quarter). Some market participants believe the Fed may be behind the curve so far as to be unable to head off a recession in the first half of the year. We do not subscribe to that notion, but we have been surprised by the speed with which cracks in the U.S. economy have developed. We acknowledge that given the lagged effects of interest rate changes the Fed's recent and prospective interest rate drops will have little direct economic effect in the first quarter. Nevertheless, we believe enough residual strength in the economy exists to prevent a recession. As signs of weakness in the U.S. economy were becoming more evident as early as around Thanksgiving, money market rates beyond several months dropped largely without interruption. In fact, we think current money market interest rates out beyond six months may have fallen too much. The average maturity of the Money Market Portfolio fell during the fourth quarter to capture the substantial yield pick-up for investments maturing in January. Going forward, we will likely maintain a high degree of liquidity in the Money Market Portfolio by keeping a healthy portion of the portfolio short (to capture high current yields) while patiently waiting for better opportunities to extend into longer maturing / attractive yielding investments. We think such a strategy best positions the portfolio in the current environment.

     Despite the shape of the Treasury yield curve seeing little change during the fourth quarter, the yield curve made a significant downward parallel shift. The short end of the Treasury market, as represented by the three-month T-bill, saw rates drop less than other parts of the yield curve. The three-month T-bill yield fell 0.32%, from 6.20% at the end of the third quarter to 5.88% at year-end. Intermediate Treasury note rates between two and five years enjoyed the greatest declines (0.86%). Interest rates on the long bond decreased 0.43% during the fourth quarter from a yield of 5.88% at September 30, 2000 to 5.45% at year-end.

     Going forward, the average maturity of the Portfolio will be adjusted selectively to capitalize on opportunities where we believe the Portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is steeply inverted, so there is a substantial yield sacrifice in extending the average maturity of the portfolio. The average maturity of the Portfolio at year-end was 36.5 days, shorter than the 53.3 days as of September 30, 2000.

     The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. The 30-day and 7-day effective yields of the portfolio were 6.39% and 6.33%, respectively, as of December 31, 2000, after charges imposed by the portfolio. Of course, past performance does not guarantee future investment results.

     Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the portfolio will maintain a steady net asset value.

                             MONY SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                    NUMBER OF SHARES OR
COMMERCIAL PAPER -- 83.12%           PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
American Express Credit
  Corporation
  6.54% due 01/16/01                    $ 7,514,000       $  7,493,524
American Telephone & Telegraph
  Company
  6.55% due 02/08/01                      2,908,000          2,887,894
Associates Corporation of North
  America
  6.55% due 01/17/01                     11,132,000         11,099,593
Banc One Corporation
  6.67% due 01/10/01                      4,495,000          4,487,505
Bankamerica Corporation
  6.52% due 01/11/01                      3,797,000          3,790,123
Barclays US Funding
  6.66% due 01/08/01                     12,000,000         11,984,460
Baxter International Inc.
  6.60% due 02/06/01                     10,000,000          9,934,000
Ciesco LP
  6.55% due 01/09/01                     11,565,000         11,548,166
Coca Cola Enterprises Inc.
  6.54% due 01/12/01                      2,739,000          2,733,527
Conagra Inc.
  7.35% due 01/10/01                      2,500,000          2,495,406
Countrywide Home Loans Inc.
  6.60% due 01/30/01                     13,000,000         12,930,883
CSX Corporation
  7.40% due 01/12/01                        780,000            778,236
Daimlerchrysler Holding
  Corporation
  6.52% due 02/12/01                      9,915,000          9,839,580
Edison Asset Securitization
  6.53% due 01/16/01                      6,113,000          6,096,368
Enterprise Funding Corporation
  6.53% due 01/31/01                      9,000,000          8,951,025
Executive Jet Inc.
  6.57% due 01/17/01                      3,548,000          3,537,640
Ford Motor Credit Company
  6.55% due 01/18/01                     10,000,000          9,969,069
General Electric Capital
  International Funding
  6.58% due 01/11/01                     10,427,000         10,407,942
General Motors Acceptance
  Corporation
  6.61% due 01/24/01                      4,000,000          3,983,108
Golden Funding Corporation
  6.56% due 01/31/01                      4,483,000          4,458,493
Household Finance Corporation
  Limited
  6.55% due 01/26/01                     12,000,000         11,945,417
John Deere Bank
  6.60% due 01/12/01                      5,942,000          5,930,017
Merrill Lynch & Company Inc.
  6.60% due 01/17/01                      2,862,000          2,853,605
Merrill Lynch & Company Inc.
  6.58% due 01/30/01                      3,000,000          2,984,098
National Westminster Bank
  6.775% due 09/10/01                    10,000,000          9,999,018
Progress Energy
  7.70% due 01/12/01                      2,500,000          2,494,118
Textron Financial Corporation
  6.54% due 01/19/01                     11,289,000         11,252,085

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------   ------------
TRW Inc.
  7.40% due 01/10/01                    $ 1,984,000       $  1,980,330
Verizon Global Funding
  6.52% due 01/09/01                     10,000,000          9,985,511
Wells Fargo & Company
  6.52% due 02/22/01                     12,000,000         11,886,987
Windmill Funding Corporation
  6.58% due 01/18/01                     12,333,000         12,294,679
                                                          ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $223,012,407)                             223,012,407
----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 6.71%
----------------------------------------------------------------------
Federal Home Loan Banks
  6.60% due 02/22/01                      3,500,000          3,499,673
  6.75% due 03/01/01                      8,500,000          8,500,000
  6.81% due 10/05/01                      6,000,000          6,000,000
                                                          ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(IDENTIFIED COST $17,999,673)                               17,999,673
----------------------------------------------------------------------
VARIABLE RATE SECURITIES -- 9.24%
----------------------------------------------------------------------
Capital One Funding Corporation
  6.80% due 03/17/01 (v)                  1,765,000          1,765,000
Capital One Funding Corporation
  6.80% due 04/01/11 (v)                  3,029,000          3,029,000
Goldman Sachs Group
  6.923% due 04/01/08 (v)                 5,000,000          5,000,000
Philip Morris Companies Inc.
  6.965% due 12/04/01 (v)                 8,000,000          8,000,000
Syndicated Loan Funding Trust
  6.86% due 03/15/01 (v)                  7,000,000          7,000,000
                                                          ------------
TOTAL VARIABLE RATE SECURITIES
(IDENTIFIED COST $24,794,000)                               24,794,000
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.36%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement,
    6.00% due 01/02/01
    Maturity Value $965,643,
    Collateral: U.S. Treasury Note
    $745,000, 8.125% due 08/15/19,
    Value $1,012,919                        965,000            965,000
                                                          ------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $965,000)                                     965,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $266,771,080)                            $266,771,080
OTHER ASSETS LESS LIABILITIES -- 0.57%                       1,527,965
                                                          ------------
NET ASSETS -- 100%                                        $268,299,045
======================================================================

(v) Variable interest rate security; interest rate is as of December 31, 2000.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                             INTERMEDIATE    LONG TERM                   GOVERNMENT       MONEY
                             EQUITY GROWTH   EQUITY INCOME    TERM BOND         BOND       DIVERSIFIED   SECURITIES       MARKET
                               PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                             -------------   -------------   ------------   ------------   -----------   -----------   ------------
ASSETS:
Investments at value.......   $2,600,447      $16,979,923    $52,014,460    $100,801,833   $2,842,744    $52,944,178   $266,771,080
Receivable for fund shares
  sold.....................           --              641         43,028         214,936           46        150,589      1,003,543
Dividends and interest
  receivable...............        2,046           21,369        790,510       1,790,328        6,851        706,842      1,159,268
Cash and other assets......          617            1,541          3,926          11,089       25,855          4,348         22,152
                              ----------      -----------    -----------    ------------   ----------    -----------   ------------
         Total assets......    2,603,110       17,003,474     52,851,924     102,818,186    2,875,496     53,805,957    268,956,043
                              ----------      -----------    -----------    ------------   ----------    -----------   ------------
LIABILITIES:
Payable for fund shares
  redeemed.................           15                8         10,327          32,835          125        369,177        549,640
Investment advisory fees
  payable..................        1,105            7,049         22,168          42,365        1,267         22,231         90,041
Administration fees
  payable..................           66              423          1,330           2,542           76          1,334          6,753
Accrued expenses and other
  liabilities..............        2,721            3,386          6,565           7,919        2,856          3,879         10,564
                              ----------      -----------    -----------    ------------   ----------    -----------   ------------
         Total
           liabilities.....        3,907           10,866         40,390          85,661        4,324        396,621        656,998
                              ----------      -----------    -----------    ------------   ----------    -----------   ------------
             NET ASSETS....   $2,599,203      $16,992,608    $52,811,534    $102,732,525   $2,871,172    $53,409,336   $268,299,045
                              ==========      ===========    ===========    ============   ==========    ===========   ============
NET ASSETS:
Paid-in capital............   $1,241,340      $10,781,761    $50,756,283    $ 99,260,667   $1,657,257    $50,603,746   $268,299,045
Undistributed (accumulated)
  net investment income
  (loss)...................            0          258,086      3,046,231       5,900,042       23,340      2,758,480             --
Undistributed (accumulated)
  net realized gain (loss)
  on
  investments..............      889,338        1,505,309       (402,999)     (2,593,514)     542,519       (238,959)            --
Unrealized appreciation
  (depreciation) on
  investments..............      468,525        4,447,452       (587,981)        165,330      648,056        286,069             --
                              ----------      -----------    -----------    ------------   ----------    -----------   ------------
             NET ASSETS....   $2,599,203      $16,992,608    $52,811,534    $102,732,525   $2,871,172    $53,409,336   $268,299,045
                              ==========      ===========    ===========    ============   ==========    ===========   ============
Fund shares outstanding....       74,012          817,647      4,815,116       7,738,948      160,259      4,731,753    268,299,045
                              ----------      -----------    -----------    ------------   ----------    -----------   ------------
Net asset value per
  share....................       $35.12           $20.78         $10.97          $13.27       $17.92         $11.29          $1.00
                              ==========      ===========    ===========    ============   ==========    ===========   ============
INVESTMENTS AT COST........   $2,131,922      $12,532,471    $52,602,441    $100,636,503   $2,194,688    $52,658,109   $266,771,080
                              ==========      ===========    ===========    ============   ==========    ===========   ============

                       See notes to financial statements

                             MONY SERIES FUND, INC.

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              INTERMEDIATE    LONG TERM                  GOVERNMENT      MONEY
                              EQUITY GROWTH   EQUITY INCOME    TERM BOND        BOND       DIVERSIFIED   SECURITIES     MARKET
                                PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
                              -------------   -------------   ------------   -----------   -----------   ----------   -----------
INVESTMENT INCOME:
    Interest................   $    13,697     $   43,259      $3,363,515(1) $ 6,481,959(1)  $  41,697(1) $3,069,786  $17,342,330
    Dividends...............        23,898(1)     342,226(1)           --             --       24,215           --             --
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
         Total investment
           income...........        37,595        385,485       3,363,515      6,481,959       65,912    3,069,786     17,342,330
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
EXPENSES:
    Investment advisory
      fees..................        14,803         83,637         259,755        489,773       17,087      255,114      1,084,662
    Transfer agent fees.....         3,250          3,250           3,250          3,250        3,250        3,250          3,250
    Custodian and fund
      accounting fees.......        12,422         17,107          19,898         30,245       12,000       18,492         46,782
    Administration fees.....         4,889          7,999          16,418         27,415        4,962       16,765         68,835
    Directors' fees and
      expenses..............           262          1,491           4,600          8,765          330        4,529         23,658
    Audit and legal fees....         5,252          6,586          10,043         14,415        5,336       10,188         30,906
    Miscellaneous...........           413          1,344           3,546          9,066          430        3,313         18,863
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
         Total expenses.....        41,291        121,414         317,510        582,929       43,395      311,651      1,276,956
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
      Less: Expenses reduced
         by a custodian fee
         arrangement........          (747)          (190)           (228)        (1,019)        (824)        (347)          (745)
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
      Total expenses, net of
         expense
         reduction..........        40,544        121,224         317,282        581,910       42,571      311,304      1,276,211
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
           NET INVESTMENT
             INCOME
             (LOSS).........        (2,949)       264,261       3,046,233      5,900,049       23,341    2,758,482     16,066,119
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
    Net realized gain (loss)
      on security
      transactions..........       893,316      1,489,332        (193,709)    (1,863,498)     547,280     (238,957)            --
    Net change in unrealized
      gain (loss) on
      investments...........    (1,134,318)      (822,443)      1,058,628     10,159,582     (790,467)   2,104,835             --
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
         Net realized and
           unrealized gain
           (loss) on
           investments......      (241,002)       666,889         864,919      8,296,084     (243,187)   1,865,878             --
                               -----------     ----------      ----------    -----------    ---------    ----------   -----------
         NET INCREASE
           (DECREASE) IN NET
           ASSETS RESULTING
           FROM
           OPERATIONS.......   $  (243,951)    $  931,150      $3,911,152    $14,196,133    $(219,846)   $4,624,360   $16,066,119
                               ===========     ==========      ==========    ===========    =========    ==========   ===========

                       See notes to financial statements.
--------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $320 for Equity Growth, $1,853 for Equity Income, $1,119 for Intermediate Term Bond, $6,379 for Long Term Bond and $216 for Diversified.

                      (This page intentionally left blank)

                             MONY SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                               DECEMBER 31, 2000

                                                                                                           INTERMEDIATE TERM
                                            EQUITY GROWTH PORTFOLIO       EQUITY INCOME PORTFOLIO           BOND PORTFOLIO
                                          ---------------------------   ---------------------------   ---------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2000           1999           2000           1999           2000           1999
                                          ------------   ------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income (loss)..........   $   (2,949)    $  (15,892)   $   264,261    $   305,800    $  3,046,233   $  3,263,672
  Net realized gain (loss) on
    investments.........................      893,316        658,501      1,489,332      2,439,376        (193,709)       (43,997)
  Net change in unrealized gain (loss)
    on investments......................   (1,134,318)       408,644       (822,443)    (1,208,862)      1,058,628     (3,099,186)
                                           ----------     ----------    -----------    -----------    ------------   ------------
  Increase (decrease) in net assets
    resulting from operations...........     (243,951)     1,051,253        931,150      1,536,314       3,911,152        120,489
                                           ----------     ----------    -----------    -----------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.................           --             --       (297,279)      (365,229)     (3,263,674)    (2,897,928)
  Net realized gains on investments.....     (641,993)      (268,388)    (2,450,693)    (3,095,880)             --             --
                                           ----------     ----------    -----------    -----------    ------------   ------------
      Total distributions to
         shareholders...................     (641,993)      (268,388)    (2,747,972)    (3,461,109)     (3,263,674)    (2,897,928)
                                           ----------     ----------    -----------    -----------    ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................      173,543        784,022        224,322        517,508      19,216,398     22,066,468
  Reinvestment of distributions.........      641,993        268,388      2,747,972      3,461,109       3,263,674      2,897,928
  Shares redeemed.......................     (692,234)    (1,582,781)    (2,622,622)    (3,395,551)    (25,911,186)   (26,123,240)
                                           ----------     ----------    -----------    -----------    ------------   ------------
      Total increase (decrease) in net
         assets resulting from capital
         share transactions.............      123,302       (530,371)       349,672        583,066      (3,431,114)    (1,158,844)
                                           ----------     ----------    -----------    -----------    ------------   ------------
      Total increase (decrease) in net
         assets.........................     (762,642)       252,494     (1,467,150)    (1,341,729)     (2,783,636)    (3,936,283)
NET ASSETS:
  Beginning of period...................    3,361,845      3,109,351     18,459,758     19,801,487      55,595,170     59,531,453
                                           ----------     ----------    -----------    -----------    ------------   ------------
  End of period.........................   $2,599,203     $3,361,845    $16,992,608    $18,459,758    $ 52,811,534   $ 55,595,170
                                           ==========     ==========    ===========    ===========    ============   ============
SHARES ISSUED AND REDEEMED:
  Issued................................        4,410         18,414         11,466         22,131       1,823,460      2,013,583
  Issued in reinvestment of
    distributions.......................       16,449          6,585        147,581        141,965         319,342        269,324
  Redeemed..............................      (15,950)       (37,287)      (129,654)      (138,809)     (2,466,318)    (2,398,901)
                                           ----------     ----------    -----------    -----------    ------------   ------------
         Net increase (decrease)........        4,909        (12,288)        29,393         25,287        (323,516)      (115,994)
                                           ==========     ==========    ===========    ===========    ============   ============

                       See notes to financial statements.

      LONG TERM BOND PORTFOLIO        DIVERSIFIED PORTFOLIO      GOVERNMENT SECURITIES PORTFOLIO      MONEY MARKET PORTFOLIO
     ---------------------------   ---------------------------   -------------------------------   -----------------------------
      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED
     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
         2000           1999           2000           1999            2000             1999            2000            1999
     ------------   ------------   ------------   ------------   --------------   --------------   -------------   -------------
     $ 5,900,049    $ 6,952,073    $   23,341     $   13,687     $  2,758,482     $  2,966,251    $  16,066,119   $  14,803,010
      (1,863,498)      (699,531)      547,280        573,398         (238,957)             782               --              --
      10,159,582    (16,322,516)     (790,467)       336,292        2,104,835       (2,586,738)              --              --
     ------------   ------------    ----------     ----------     ------------     ------------    -------------   -------------
      14,196,133    (10,069,974)     (219,846)       923,377        4,624,360          380,295       16,066,119      14,803,010
     ------------   ------------    ----------     ----------     ------------     ------------    -------------   -------------
      (6,952,080)    (5,178,086)      (13,689)       (12,540)      (2,966,253)      (1,817,929)     (16,066,119)    (14,803,010)
              --     (2,529,914)     (573,398)      (411,314)            (784)         (11,126)              --              --
     ------------   ------------    ----------     ----------     ------------     ------------    -------------   -------------
      (6,952,080)    (7,708,000)     (587,087)      (423,854)      (2,967,037)      (1,829,055)     (16,066,119)    (14,803,010)
     ------------   ------------    ----------     ----------     ------------     ------------    -------------   -------------
      28,350,985     59,904,018       115,951        330,574       21,580,024       35,392,288      557,596,461     605,338,269
       6,952,080      7,708,000       587,087        423,854        2,967,037        1,829,055       16,066,119      14,803,010
     (45,131,723    (67,473,704)     (592,686)      (965,818)     (30,132,072)     (33,050,372)    (641,896,000)   (633,030,174)
     ------------   ------------    ----------     ----------     ------------     ------------    -------------   -------------
      (9,828,658)       138,314       110,352       (211,390)      (5,585,011)       4,170,971      (68,233,420)    (12,888,895)
     ------------   ------------    ----------     ----------     ------------     ------------    -------------   -------------
      (2,584,605)   (17,639,660)     (696,581)       288,133       (3,927,688)       2,722,211      (68,233,420)    (12,888,895)
     105,317,130    122,956,790     3,567,753      3,279,620       57,337,024       54,614,813      336,532,465     349,421,360
     ------------   ------------    ----------     ----------     ------------     ------------    -------------   -------------
    $102,732,525   $105,317,130    $2,871,172     $3,567,753     $ 53,409,336     $ 57,337,024    $ 268,299,045   $ 336,532,465
     ============   ============    ==========     ==========     ============     ============    =============   =============
       2,267,328      4,471,785         5,753         15,810        1,996,935        3,220,997      557,596,461     605,338,269
         583,718        608,366        30,060         21,246          285,842          169,044       16,066,119      14,803,010
      (3,659,395)    (5,207,500)      (31,114)       (46,180)      (2,805,283)      (3,025,293)    (641,896,000)   (633,030,174)
     ------------   ------------    ----------     ----------     ------------     ------------    -------------   -------------
        (808,349)      (127,349)        4,699         (9,124)        (522,506)         364,748      (68,233,420)    (12,888,895)
     ============   ============    ==========     ==========     ============     ============    =============   =============

                       See notes to financial statements

                             MONY SERIES FUND, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                               DECEMBER 31, 2000

1. ORGANIZATION AND BUSINESS

     The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven separate investment funds or portfolios as follows: Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities, and Money Market. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own expenses and also its proportionate share of the general expenses of the Fund. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     The Fund is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase and all securities held by the Money Market Portfolio are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 2000, there were no such securities.

     Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, there by establishing a fixed investment return during the portfolio's holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

     Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

     Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Dividend income received and distributions paid to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets.

     Dividends and Distributions -- Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

of the portfolio. Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The MONY Life Insurance Company ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors and officers of the Fund who are affiliates of the Investment Adviser.

     For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of each of the Fund's portfolios except the Money Market Portfolio, which is 0.40% of the first $400,000,000 of the average daily net assets; 0.35% of the next $400,000,000 of the average daily net assets of each of the Fund's portfolios; and 0.30% of the average daily net assets of each of the Fund's portfolios in excess of $800,000,000.

     Enterprise Capital Management ("ECM"), a wholly-owned subsidiary of MONY, provides administrative services to the Fund. For its services ECM receives an administrative fee, payable monthly and computed at an annual rate equal to 0.03% of the Fund's average daily net assets.

     Aggregate directors fees incurred for non-affiliated Directors' of the Fund for the year ended December 31, 2000 amounted to $43,635.

4. CAPITAL STOCK

     The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios as follows: Equity Growth (150 million shares); Equity Income (150 million shares); Intermediate Term Bond (150 million shares); Long Term Bond (150 million shares); Diversified (150 million shares); Government Securities (150 million shares); and Money Market (750 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

5. INVESTMENT TRANSACTIONS

     For the year ended December 31, 2000 purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                                                                      PURCHASES       SALES
                                                                                      ---------       -----
Equity Growth.........................................  Common Stock                 $ 1,090,247   $ 1,910,182
Equity Income.........................................  Common Stock                   4,953,286     7,881,362
Intermediate Term Bond................................  U.S. Government Obligations   10,741,601    12,072,007
                                                        Corporate Bonds                4,485,008     6,354,078
Long Term Bond........................................  U.S. Government Obligations    7,137,924    13,518,160
                                                        Corporate Bonds               10,731,835    18,547,606
Diversified...........................................  Common Stock                     860,380     1,298,796
Government Securities.................................  U.S. Government                3,785,714    11,175,668

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 2000

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 2000, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                                                       NET UNREALIZED
                                                                                                        APPRECIATION
                       PORTFOLIO                            TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                       ---------                            --------     ------------   ------------   --------------
Equity Growth...........................................  $  2,133,465    $  563,277    $   (96,295)     $  466,982
Equity Income...........................................    12,528,911     4,688,871       (237,859)      4,451,012
Intermediate Term Bond..................................    52,642,900       728,484     (1,356,924)       (628,440)
Long Term Bond..........................................   100,873,840     2,606,705     (2,678,712)        (72,007)
Diversified.............................................     2,194,688       726,656        (78,600)        648,056
Government Securities...................................    52,658,109       510,745       (224,676)        286,069

     Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, paydowns, market discounts and losses deferred due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

7. FEDERAL INCOME TAX CAPITAL LOSS CARRYFORWARD

     At December 31, 2000, the following portfolios had capital loss carryforwards available to offset future capital gains, if any, for federal income tax purposes:

                         PORTFOLIO                              AMOUNT      EXPIRATION DATE
                         ---------                              ------      ---------------
Intermediate Term Bond......................................  $   22,753   December 31, 2004
                                                                 112,050   December 31, 2005
                                                                  34,136   December 31, 2007
                                                                 193,601   December 31, 2008
                                                              ----------
                                                              $  362,540
                                                              ==========
Long Term Bond..............................................     492,687   December 31, 2007
                                                               1,863,498   December 31, 2008
                                                              ----------
                                                              $2,356,185
                                                              ==========
Government Securities.......................................  $  238,957   December 31, 2008
                                                              ==========

8. SUBSEQUENT EVENT
     Effective January 1, 2001, the adviser agreed to implement annual maximum expense amounts (which exclude withholding taxes on dividends and interest) equal to the following annual percentages of average daily net assets:

Equity Growth...................................  1.15%
Equity Income...................................  1.05%
Intermediate Term Bond Portfolio................  0.75%
Long Term Bond Portfolio........................  0.75%
Diversified Portfolio...........................  1.15%
Government Securities Portfolio.................  0.75%
Money Market Portfolio..........................  0.50%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities, and Money Market Portfolios of the MONY Series Fund, Inc. (collectively the "Fund") at December 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2001

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 2000

                      FEDERAL TAX INFORMATION (UNAUDITED):

     The capital gains distributions paid to shareholders from each Portfolio were as follows:

Equity Growth...............................................  $  890,881
Equity Income...............................................   1,501,749
Intermediate Term Bond......................................          --
Long Term Bond..............................................          --
Diversified.................................................     539,419
Government Securities.......................................          --

                                                                   Bulk Rate
                                                                 U.S. Postage
                                                                    P A I D
                                                                Permit No. 8048
                                                                   New York,
                                                                   New York
MONY Life Insurance Company
MONY Life Insurance Company of America
Administrative Offices
1740 Broadway, New York, NY 10019

[THE MONY GROUP LOGO]
                                                    MONY Life Insurance Company,
                                      MONY Life Insurance Company of America and
                                                                            MONY
                                  Securities Corporation are members of The MONY
                                                                           Group
--------------------------------------------------------------------------------
                                                                      MSF (5/01)